Exhibit 10.72

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH PORTIONS ARE DESIGNATED “***”.

THIS SUPPLY AGREEMENT (“Agreement”), is effective as of the 1st day of August, 2012 (the “Effective Date”), between Ashland Consumer Markets, a commercial business unit of Ashland Inc., a Kentucky corporation, with a mailing address of P. O. Box 14000, Lexington, Kentucky 40512, Attention: Vice President National Accounts, (“ACM”), and Monro Service Corporation (“CUSTOMER”), a Delaware corporation, with a mailing address of 200 Holleder Parkway, Rochester, NY 14615.

W I T N E S S E T H:

WHEREAS, the Customer purchases and supplies all of the products used at the retail locations operated by Monro Muffler Brake, Inc. (“Monro”), all of which are identified on the attached Schedule A, which Schedule will be amended from time to time to reflect locations opened, acquired or closed by Monro during the term hereof (the “Monro Locations”);

IN CONSIDERATION OF THE MUTUAL PROMISES SET FORTH IN THIS AGREEMENT, and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, ACM hereby agrees to sell and deliver, and CUSTOMER hereby agrees to purchase, receive and pay for, the Valvoline® products described below for use at the Monro Locations on the following terms and conditions:

1. TERM. This Agreement shall be in effect for a term from August 1, 2012 through July 31, 2017. CUSTOMER expressly agrees that the consideration for this Agreement is independent of any other agreement between CUSTOMER and ACM. This Agreement shall remain in effect unless terminated pursuant to the provisions hereof regardless of the termination or expiration of any other agreement between CUSTOMER and ACM.

2. PRIOR AGREEMENTS, RIGHTS AND OBLIGATIONS. This Agreement supersedes in its entirety the original Supply Agreement, dated as of December 1, 2010 (“2010 Agreement” or “Original Agreement”), by and between CUSTOMER and ACM.

For all amounts owed by ACM to CUSTOMER pursuant to the Original Agreement, CUSTOMER shall receive, no later than November 15, 2012, one or more credit memos (with reasonable back-up documentation to support such calculation) from ACM to be used by CUSTOMER against any balance owed.

3. PRODUCTS. ACM shall sell and deliver, and CUSTOMER shall purchase, pay and provide safe access for the delivery of the following VALVOLINE® products (“Products”):

(i)	Valvoline® motor oils, greases and other lubricants; and

(ii)	Valvoline® Professional Series products (as now or hereinafter constituted).

CUSTOMER shall exclusively use and sell the Products at the Monro Locations; provided, however, that CUSTOMER shall be permitted, during the term hereof, and in its sole discretion, to purchase any or all oil filters and air filters from a foreign (non-domestic) supply source.

4. PRICE/PAYMENT.

(i)	As of the Effective Date of this Agreement, CUSTOMER shall begin paying ACM the applicable “Invoice” amounts for the Products, as outlined in Schedule B attached hereto (the “Invoice Amounts”).

(ii)	Thereafter, price adjustments to the Invoice Amounts shall follow the guidelines established on Schedule C.

(iii)	CUSTOMER agrees to negotiate *** prices with ACM, and make appropriate adjustments according to the price adjustment timing outlined in Schedule C.

(iv)	CUSTOMER is responsible for payment of all applicable taxes, fees and other government-imposed charges, whether or not included in such prices. If compliance with law prevents ACM from charging or CUSTOMER from paying the price provided in this Agreement, any resulting failure to perform shall be excused pursuant to Section 6 hereof. Each delivery hereunder shall be considered a separate sale.

5. PRODUCT IDENTIFICATION. ACM shall have the right at any time to change or discontinue use of any trademark, service mark, grade designation, trade dress, trade name or other indication of source of origin (“Marks”) under which the Products are sold. If ACM discontinues the use of any Mark which the CUSTOMER, in its sole discretion, deems as being detrimental to its on-going business, the CUSTOMER shall have the right to terminate this Agreement under the conditions outlined below. CUSTOMER shall use its best efforts to maintain the quality, good name and reputation of ACM and the Products. Only the Products shall be stored or sold using any equipment or container which bears the Marks. ACM grants to CUSTOMER a license to use the Marks only to identify the Products, and store and advertise the Products. CUSTOMER shall not alter in composition, co-mingle with products from other sources, or otherwise adulterate the Products. CUSTOMER shall not bring or cause to be brought any proceedings, either administrative or judicial in nature, contesting ACM’s ownership of rights to, or registrations of the Marks.

6. FORCE MAJEURE. The parties to this Agreement shall not be responsible for any delay or failure to perform under this Agreement (other than to make payments when due hereunder) if delayed or prevented from performing by act of God; transportation difficulty; strike or other industrial disturbance; any law, regulation, ruling, order or action of any governmental authority; any allocation or shortage of product, as determined by ACM in its sole discretion; or any other cause or causes beyond such party’s reasonable control whether similar or dissimilar to those stated above. It is specifically acknowledged that any amount of Product that ACM fails to provide to CUSTOMER pursuant to the terms of this Section will be credited towards this Agreement.

7. COMPLIANCE WITH LAWS/TAXES. CUSTOMER shall, at its own expense, (i) comply with all applicable laws, regulations, rulings and orders, including without limitation those relating to taxation, workers’ compensation, and environmental protection; and (ii) obtain all necessary licenses and permits for the purchase and sale of the Products.

8. ACM’S RIGHT TO INSPECT. ACM, or its authorized agents, shall have the right, but not the obligation, to inspect CUSTOMER’s premises, sample, monitor or test any motor oil, grease or filter offered for sale, and to inspect or test any tank, line, pump, dispenser, or other operating equipment, including without limitation equipment owned by CUSTOMER, used at CUSTOMER’s premises bearing the Marks, or being represented to contain the Products, at any time during business hours. ACM shall provide CUSTOMER with reasonable advance notice of intent to inspect.

9. TERMINATION; REMEDIES. This Agreement may be terminated only by mutual consent of the parties in writing or if any one or more of the following events occur (and excluding the provisions of Section 12, which section shall stand on its own) during the term of this Agreement:

(i)	by ACM if CUSTOMER defaults in the performance of or breaches any provision of Section 5 of this Agreement and fails to cure such default within fifteen (15) days after written notice of breach;

(ii)	by ACM or CUSTOMER, as the case may be, if any payment due hereunder is unpaid when due and remains unresolved for thirty (30) days after written notice from ACM to CUSTOMER or CUSTOMER to ACM, as the case may be;

(iii)	by either party if the other party materially defaults in the performance of or breaches any other provision of this Agreement and does not cure the same within thirty (30) days after notice of such default or breach;

(iv)	by either party if, with respect to the other party, any proceeding in bankruptcy is filed, or any order for relief in bankruptcy is issued, by or against either party, or if a receiver for either party or the Premises is appointed in any suit or proceeding brought by or against either party, or if there is an assignment by either party for the benefit of that party’s creditor(s);

(v)	by CUSTOMER if ACM is acquired, either directly or indirectly, through the sale of assets, merger, or otherwise; or

(vi)	by ACM if the CUSTOMER is acquired, either directly or indirectly, through the sale of assets, merger, or otherwise.

Upon the early termination of this Agreement under the terms of Section 9 hereof (the “Early Termination”), all amounts due and owing to either party, including, but not limited to any credits to CUSTOMER calculated in accordance with Section 11 hereof and Schedules B and C attached hereto, shall be calculated and paid or issued, as the case may be, pro rata to the effective date of such Early Termination. Nothing contained herein shall be deemed to limit or otherwise restrict any right, power, or remedy of either party. All rights, powers, and remedies shall be cumulative and concurrent and the exercise of one or more rights, powers or remedies existing under this Agreement or now or hereafter existing at law or in equity, shall not preclude the subsequent exercise by either party of any other right, power or remedy.

In the event that a change of control of ACM shall result in a party, person or corporate entity controlling a majority share of ACM and such party, person or corporate entity shall be a citizen of, or based in, a country which is, or becomes, listed on the United States of America’s Department of State’s Office of Defense Trade Control’s Embargo Reference Chart, the CUSTOMER shall have the immediate right to terminate this agreement without penalty, assessment of liquidated damages or prior notification.

10. NOTICE. Any written notice required or permitted to be given under this Agreement shall be sufficient for all purposes hereunder if in writing and personally delivered or sent by any means providing for return receipt to the address provided for the party in question in the heading of this Agreement. Any party may change the mailing address or other information provided for it in the heading hereof by written notice given in accordance with this Section 10.

11. PROMOTIONAL AND MARKETING SUPPORT.

(i)	For each annual period during the Term of the Agreement, ACM agrees to provide a credit (the “Development Credit”) to CUSTOMER, of *** for each gallon of Products specifically identified on Schedule B purchased by CUSTOMER during such annual period.

(ii)	In consideration of continuing as the exclusive supplier to CUSTOMER of the Products listed in Section 3(i) of the Agreement, ACM agrees to provide a monthly promotional credit to CUSTOMER calculated as the “Promotional Amount” for each applicable Product Item, as set forth on Schedule B to the Agreement, multiplied by the number of gallons of such Product Item purchased during the preceding calendar month of the Agreement (in the aggregate, for all applicable units during any calendar month, the “Promotional Credit”). Each Promotional Credit shall be issued by ACM to CUSTOMER via credit memo (with reasonable back-up to support the calculation) no later than forty-five (45) days after the applicable calendar month-end, which credit memo may be used by CUSTOMER against any balance owed to ACM; provided, however that the credit memo issued for the Promotional Credit calculated for the months of August and September 2012 shall be issued no later than November 15, 2012.

(iii)	The Promotional Amounts for all applicable Product Items listed on Schedule B shall be increased by the amount set forth in the following table, upon CUSTOMER’s attainment of the specified volume levels (calculated during the term hereof on a trailing twelve (12) month calendar basis):

*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** gallons	***
*** or more gallons	***

(iv)	In addition, the Promotional Amounts for all applicable Product Items listed on Schedule B shall be increased by the amount set forth in the following table, upon CUSTOMER’s attainment of the specified assortment mix of premium (synthetic blend and full synthetic) lubricants as a percentage of all lubricants purchased hereunder (calculated during the term hereof on a trailing twelve (12) month calendar basis):

*** premium	***
*** premium	***
*** premium	***
*** premium	***
*** premium	***
*** premium	***
*** premium or higher	***

(v)	In consideration of continuing as the exclusive supplier to CUSTOMER of the Products listed in Section 3 of the Agreement, ACM agrees to provide a one-time credit to CUSTOMER of *** no later than December 1, 2012.

12. FREIGHT. ACM agrees to deliver product to the CUSTOMER at up to five (5) warehouse destinations, freight prepaid, FOB the CUSTOMER’s receipt address for regular stock orders meeting prepaid shipment minimums. Freight will be prepaid on orders of *** units or more. For orders less than *** units, freight will be added to the bottom of the invoice. ACM agrees to allow the CUSTOMER to transport orders from the ACM’s designated shipping/receiving point. If CUSTOMER shall transport from ACM, ACM will issue a credit to the CUSTOMER equaling the prevailing freight charge of ACM’s preferred motor carrier.

13. TURN TIME. Except for events of force majeure contemplated by Section 6, all orders will be shipped within five (5) working days from receipt of order.

14. STOCK ADJUSTMENT. Annual obsolescence stock return for filter product will be allowed in the amount of *** of the previous year’s purchases. No handling charge will be assessed for goods in salable condition. Salable condition is defined as packaging that is clean and free of all pricing stickers, marks, scratches, and in good physical condition.

15. PRODUCT DEFECT/WARRANTY.

A.	ACM shall be liable for any filter warranty claims by CUSTOMER or others arising from CUSTOMER’S use of oil or air filters obtained through ACM, whether under this Agreement, or any preceding Agreement(s).

B.	The remedy set forth in Section 16.A is CUSTOMER’s exclusive remedy with respect to filter warranty claims on the Products.

16. ETHICAL BUSINESS PRACTICE. Through an adherence to the provisions of CUSTOMER’S “Code of Ethics” and the “Business Responsibilities of an Ashland Employee”, all employees of Customer and ACM, respectively, are required to maintain the highest standards of honesty, integrity and trustworthiness. As such, both parties’ affirm that they will conduct themselves, with respect to this Agreement, in accordance with these applicable standards.

17. PRODUCT CATALOGS. ACM agrees to provide complete and accurate filter catalog information to CUSTOMER. All electronic data must be supplied in the then-current format specified by the Automotive Aftermarket Industry Association (“AAIA”).

A.	ACM shall facilitate the delivery of electronic information providing filter coverage for a minimum of 95% of all vehicles serviced by CUSTOMER during the current and preceding twenty (20) years;

B.	Electronic information shall be provided at least semi-annually, and provided in its entirety;

C.	Electronic information shall provide the correct ACM part information for the specific vehicle application as well as ACM’s chosen manufacturer’s part information, without regard to CUSTOMER’S decision to stock such part; and

D.	ACM shall provide, upon release of same, a quantity of each catalog, specification guide or other such media, in an amount sufficient to supply each location operated or managed by CUSTOMER.

E.	ACM will reimburse CUSTOMER for the cost of an electronic subscription to ***.

Failure to provide catalog information as outlined above will result in CUSTOMER obtaining the electronic information and/or print catalog editions in a manner most expeditious and beneficial to CUSTOMER. ACM agrees to reimburse CUSTOMER for any and all costs associated with having to obtain catalog information from alternate source(s), not to exceed ***.

18. LIQUIDATED DAMAGES. In the event that this Agreement is terminated by CUSTOMER without cause (and excluding reasons set forth and described in Section 9, CUSTOMER shall pay to ACM as liquidated damages (and not as a penalty) an amount as outlined below. The entire amount of such liquidated damages shall be paid to ACM within thirty (30) days of the effective date of the termination of this Agreement. The sum of the liquidated damages shall be calculated at the rate of ***.

This provision shall not be construed as a waiver by ACM of any other damages to which it may be entitled as a result of such early termination and/or breach of this Agreement by CUSTOMER.

19. PRICING ON NEW PRODUCTS. In the event Valvoline introduces new products (“New Products”) to its product line during the Term of this Agreement, based upon *** ACM agrees that CUSTOMER’s pricing on the New Products will be subject to *** on the New Products as provided for in this Agreement.

20. INDEPENDENT CONTRACTOR. The business conducted by CUSTOMER at CUSTOMER’s premises shall be the independent business of CUSTOMER, and the entire control and direction of the activities of such business shall be and remain with CUSTOMER. CUSTOMER shall not be the employee or agent of ACM, and CUSTOMER shall make no representation to the contrary.

21. TIME OF THE ESSENCE/WAIVER. In performing all obligations under this Agreement, time is of the essence. The failure of any party hereto to exercise any right such party may have with respect to breach of any provision of this Agreement shall not impair or be deemed a waiver of such party’s rights with respect to any continuing or subsequent breach of the same or any other provision of this Agreement.

22. EXECUTION AND ACCEPTANCE. This Agreement or any modification hereof shall not be binding upon ACM until it has been duly accepted by ACM, as evidenced by the signature of one of ACM’s authorized officers or representatives in ACM’s Lexington, Kentucky offices, with an executed counterpart delivered to CUSTOMER. Commencement of business between the parties prior to such acceptance, signature and delivery of a counterpart shall not be construed as a waiver by ACM of this condition.

23. ENTIRETY OF CONTRACT. This writing is intended by the parties as the final, complete and exclusive statement of the terms, conditions and specifications of their agreement and is intended to supersede all previous oral or written agreements and understandings between the parties relating to its specific subject matter. No employee or agent of ACM has authority to make any statement, representation, promise or agreement not contained in this Agreement. No prior stipulation, agreement, understanding or course of dealing between the parties or their agents with respect to the subject matter of this Agreement shall be valid or enforceable unless embodied in this Agreement. No amendment, modification or waiver of any provision of this Agreement shall be valid or enforceable unless in writing and signed by all parties to this Agreement. This Agreement shall supersede, and shall not be modified or amended in any way by the terms of, any purchase order which may be issued by CUSTOMER for the purchase of product hereunder.

24. SEVERABILITY. If any provision of this Agreement or the application of any such provision to any person or circumstance is held invalid, the application of such provision to any other person or circumstance and the remainder of this Agreement will not be affected thereby and will remain in full effect.

25. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AND SHALL BE DEEMED TO HAVE BEEN MADE AT ROCHESTER, NEW YORK. Any dispute, claim or controversy arising out of or related to this Agreement (or any of the Agreements attached hereto as exhibits) or breach, termination or validity thereof, may be, by mutual consent of the parties, settled by arbitration conducted expeditiously in accordance with the commercial Arbitration Rules of the American Arbitration

Association (“AAA”). Within ten (10) business days of the filing of arbitration, the parties shall select a sole independent and impartial arbitrator in accordance with such Rules. If the parties mutually agree to arbitration, but are unable to agree upon an arbitrator within such period, the AAA will appoint an arbitrator on the eleventh (11th) day, which arbitrator shall be experienced in commercial matters. The arbitrator will issue findings of fact and conclusions of law to support his/her opinion and is not empowered to award damages in excess of compensatory damages. The place of arbitration shall be Rochester, New York. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. Notwithstanding any of the foregoing, either party may seek remedies through the courts, including, without limitation, injunctive relief, prior and without prejudice to arbitration in accordance with this provision. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY HEREUNDER.

Notwithstanding anything contained in this Agreement, ACM shall not be liable in any arbitration, litigation or other proceeding for anything other than actual, compensatory damages.

26. RENEWABILITY. This Agreement has an established term and shall not automatically renew upon its expiration. If mutually desired, the Parties agree to terminate this agreement and replace it with another Agreement prior to the expiration of the established term of this Agreement.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the 9th day of November, 2012.

Monro Service Corporation		Ashland Consumer Markets, a Commercial Business Unit of Ashland Inc

By:	/s/ David M. Baier	By:	/s/ Thomas A. Gerrald
Print Name:	David M. Baier	Print Name:	Thomas A. Gerrald III
Title:	President	Title:	Vice President

Valvoline Supply Agreement

Schedule A

Shop	Address	City	State	Zip	Phone	Brand
77	451 Memorial Drive	Chicopee	MA	01020	(413) 594-9161	Monro
994	572 Holyoke St	Ludlow	MA	01056	(413) 583-6872	Tire Warehouse
189	326 King Street	Northampton	MA	01060	(413) 586-3266	Monro
524	950 Memorial Avenue	W. Springfield	MA	01089	(413) 737-3249	Monro
956	818 Memorial Ave	W Springfield	MA	01089	(413) 732-9787	Tire Warehouse
71	1971 Boston Road	Wilbraham	MA	01095	(413) 543-8027	Monro
219	6 Cheshire Road	Pittsfield	MA	01201	(413) 448-2535	Monro
998	316 W Housatonic St	Pittsfield	MA	01201	(413) 442-9810	Tire Warehouse
359	514 Pittsfield Road	Lenox	MA	01240	(413) 442-6426	Monro
148	211 State Road	North Adams	MA	01247	(413) 664-0306	Monro
799	265 Summer Street	Fitchburg	MA	01420	(978) 342-8290	Monro
999	212 Bemis Rd	Fitchburg	MA	01420	(978) 345-7335	Tire Warehouse
997	658 Pearl St	Gardner	MA	01440	(978) 630-4405	Tire Warehouse
1134	45 North Main Street	Leominster	MA	01453	(978) 534-1100	Monro
639	115 Erdman Way	Leominster	MA	01453	(978) 466-1345	Monro @ BJ’s
376	777 Washington Street	Auburn	MA	01501	(508) 721-9530	Monro @ BJ’s
433	440A Southbridge Street	Auburn	MA	01501	(508) 832-9651	Monro
968	1136 Main St	Clinton	MA	01510	(978) 368-8452	Tire Warehouse
304	511 East Main Street	Southbridge	MA	01550	(508) 764-4185	Monro
424	605 Park Avenue	Worcester	MA	01603	(508) 757-2334	Monro
440	420 Belmont Street	Worcester	MA	01604	(508) 755-9387	Monro
965	195 Grove St	Worcester	MA	01605	(508) 755-6682	Tire Warehouse
437	751 Worcester Road	Framingham	MA	01701	(508) 875-7255	Monro
354	311 Eliot Street	Ashland	MA	01721	(508) 231-0834	Monro
350	1194 Main Street	Haverhill	MA	01830	(978) 372-7811	Monro
966	773 River St	Haverhill	MA	01832	(978) 372-9946	Tire Warehouse
436	99 Winthrop Avenue	Lawrence	MA	01843	(978) 688-2900	Monro
438	77 Chelmsford Street	Lowell	MA	01851	(978) 458-8499	Monro
961	236 Chelmsford St	Lowell	MA	01851	(978) 458-0707	Tire Warehouse
434	194 Endicott Street	Danvers	MA	01923	(978) 777-3490	Monro
421	685 Providence Highway	Dedham	MA	02026	(781) 329-6420	Monro
662	100 Corporate Drive	Franklin	MA	02038	(508) 528-0467	Monro @ BJ’s
655	901 Technology Center Drive	Stoughton	MA	02072	(781) 341-1932	Monro @ BJ’s
442	1271 Dorchester Avenue	Dorchester	MA	02122	(617) 436-3151	Monro
427	1576 Blue Hill Avenue	Mattapan	MA	02126	(617) 296-0400	Monro
428	223 Washington Street	Somerville	MA	02143	(617) 625-7270	Monro
435	20 Revere Beach Parkway	Medford	MA	02155	(781) 395-5305	Monro
443	500 Southern Artery	Quincy	MA	02169	(617) 770-0155	Monro
449	706 Adams Street	Quincy	MA	02169	(617) 472-0511	Monro
643	85 Cedar Street	Stoneham	MA	02180	(781) 481-9106	Monro @ BJ’s
423	966 Commonwealth Avenue	Boston	MA	02215	(617) 277-0674	Monro
439	642 Crescent Street	Brockton	MA	02302	(508) 583-2835	Monro

441	1335 Washington Street	Hanover	MA	02339	(781) 826-7341	Monro
446	37 Main Street	Kingston	MA	02364	(781) 585-7507	Monro
431	209 Lexington Street	Waltham	MA	02452	(781) 899-2040	Monro
430	926 Boylston Street	Newton	MA	02461	(617) 527-7260	Monro
429	390 Arsenal Street	Watertown	MA	02472	(617) 923-7766	Monro
422	102 Falmouth Road	Hyannis	MA	02601	(508) 771-7702	Monro
611	287 Washington Street	S. Attleboro	MA	02703	(508) 761-4434	Monro @ BJ’s
573	129 Rhode Island Avenue	Fall River	MA	02724	(508) 676-3465	Monro
645	460 State Road	N. Dartmouth	MA	02747	(508) 990-0094	Monro @ BJ’s
425	469 South Street West	Raynham	MA	02767	(508) 823-2557	Monro
347	742 GAR Highway	Swansea	MA	02777	(508) 679-5141	Monro
610	790 Centre of New England Blvd.	Coventry	RI	02816	(401) 821-8500	Monro @ BJ’s
574	833 West Main Road	Middletown	RI	02842	(401) 846-8550	Monro
580	1427 Newport Avenue	Pawtucket	RI	02861	(401) 723-5810	Monro
579	645 Metacom Avenue	Warren	RI	02885	(401) 247-0422	Monro
577	1640 Post Road	Warwick	RI	02888	(401) 737-0480	Monro
578	449 Clinton Street	Woonsocket	RI	02895	(401) 769-7672	Monro
969	401 Clinton Street	Woonsocket	RI	02895	(401) 762-0115	Tire Warehouse
576	62 Carpenter Street	Providence	RI	02903	(401) 751-6612	Monro
967	852 Elmwood Ave	Providence	RI	02907	(401) 941-5858	Tire Warehouse
575	930 Broadway	E. Providence	RI	02914	(401) 438-5895	Monro
583	1400 Atwood Avenue	Johnston	RI	02919	(401) 942-2292	Monro
970	1170 Oaklawn Avenue	Cranston	RI	02920	(401) 463-3177	Tire Warehouse
313	107 Route 101A	Amherst	NH	03031	(603) 881-9447	Monro
1001	17 Tsienneto Road	Derry	NH	03038	(603) 421-1767	Tire Warehouse
973	548 Mast Road	Goffstown	NH	03045	(603) 624-5135	Tire Warehouse
336	250 Lowell Road	Hudson	NH	03051	(603) 598-8636	Monro
962	183 Lowell Rd	Hudson	NH	03051	(603) 883-3199	Tire Warehouse
284	348 Daniel Webster Highway	Merrimack	NH	03054	(603) 424-1432	Monro
614	70 Cluff Road	Salem	NH	03079	(603) 893-9018	Monro @ BJ’s
964	960 Gold St	Manchester	NH	03103	(603) 627-4566	Tire Warehouse
311	909 Hanover Street	Manchester	NH	03104	(603) 645-6368	Monro
335	1323 Hooksett Road	Hooksett	NH	03106	(603) 629-9210	Monro
228	936 Central Street	Franklin	NH	03235	(603) 934-3314	Monro
963	113 Manchester St	Concord	NH	03301	(603) 224-6661	Tire Warehouse
972	39 Fisherville Rd	Concord	NH	03303	(603) 226-0007	Tire Warehouse
954	580 Main Street	Keene	NH	03431	(603) 352-7272	Cheshire Tire
988	492-B Main St	Keene	NH	03431	(603) 352-4925	Tire Warehouse
989	3 Mr Arthur Dr	W Chesterfield	NH	03466	(603) 256-8980	Tire Warehouse
960	760 Meadow St	Littleton	NH	03561	(603) 444-3378	Tire Warehouse
996	5 2nd St	Claremont	NH	03743	(603) 542-2316	Tire Warehouse
992	35 Interchange Dr	West Lebanon	NH	03784	(603) 298-8849	Tire Warehouse
637	1801 Woodbury Avenue	Portsmouth	NH	03801	(603) 433-6305	Monro @ BJ’s
987	20 Longmeadow Road	Portsmouth	NH	03801	(603) 431-4177	Tire Warehouse
986	160 Epping Rd	Exeter	NH	03833	(603) 778-1053	Tire Warehouse

272	308 Lafayette Road	Hampton	NH	03842	(603) 926-4019	Monro
300	31 Waltons Way	Somersworth	NH	03878	(603) 740-9477	Monro
974	426 Route # 108	Somersworth	NH	03878	(603) 692-3605	Tire Warehouse
241	40 Portsmouth Avenue	Stratham	NH	03885	(603) 778-7749	Monro
985	2239 Portland Rd	Arundel	ME	04046	(207) 985-0065	Tire Warehouse
796	1215-B Roosevelt Trail	Raymond	ME	04071	(207) 655-2315	Monro
957	1215-A Roosevelt Trail	Raymond	ME	04071	(207) 655-6985	Tire Warehouse
977	347 US Rt. #1	Scarborough	ME	04074	(207) 883-5308	Tire Warehouse
975	24 Topsham Fair Mall Drive	Topsham	ME	04086	(207) 725-7020	Tire Warehouse
699	731 U.S. Route One	Yarmouth	ME	04096	(207) 846-9018	Tire Warehouse
613	513 Warren Avenue	Portland	ME	04103	(207) 878-6577	Monro @ BJ’s
982	195 Riverside St	Portland	ME	04103	(207) 828-1622	Tire Warehouse
984	19 Stevens Mills Rd	Auburn	ME	04210	(207) 786-7710	Tire Warehouse
978	1455 Lisbon St	Lewiston	ME	04240	(207) 784-8218	Tire Warehouse
1037	91 Bangor Street	Augusta	ME	04330	(207) 622-7656	Tire Warehouse
979	1108 Hammond St	Bangor	ME	04401	(207) 942-0708	Tire Warehouse
976	589 Wilson St	Brewer	ME	04412	(207) 989-1666	Tire Warehouse
980	156 Rideout St	Waterville	ME	04901	(207) 873-3948	Tire Warehouse
981	152 Searsport Ave	Belfast	ME	04915	(207) 338-3733	Tire Warehouse
983	15 Waterville Road	Skowhegan	ME	04976	(207) 858-0823	Tire Warehouse
1000	240 Benmont Ave	Bennington	VT	05201	(802) 447-8521	Tire Warehouse
991	919 Shelburne Rd	South Burlington	VT	05403	(802) 863-4014	Tire Warehouse
246	114 Pearl Street	Essex Junction	VT	05452	(802) 878-2677	Monro
995	1063 U.S. Route 302	Berlin	VT	05641	(802) 476-4472	Tire Warehouse
990	121 S Main St	Rutland	VT	05701	(802) 773-7488	Tire Warehouse
92	656 Farmington Avenue	Bristol	CT	06010	(860) 582-3197	Monro
670	211 Albany Turnpike, P.O. Box 448	Canton	CT	06019	(860) 693-8405	Monro
196	3000 Main Street	Glastonbury	CT	06033	(860) 633-0570	Monro
514	325 Broad Street	Manchester	CT	06040	(860) 646-7653	Monro
334	963 West Main Street	New Britain	CT	06053	(860) 826-8678	Monro
515	615 Hartford Road	New Britain	CT	06053	(860) 224-4493	Monro
192	548 Talcottville Road	Vernon	CT	06066	(860) 871-6955	Monro
295	2009 Silas Deane Highway	Rocky Hill	CT	06067	(860) 257-9414	Monro
230	60 Freshwater Blvd.	Enfield	CT	06082	(860) 741-5158	Monro
308	200 New Hartford Road	Winsted	CT	06098	(860) 738-1336	Monro
510	330 Prospect Avenue (2135 Park Street)	Hartford	CT	06106	(860) 233-8273	Monro
513	3334 Berlin Turnpike	Newington	CT	06111	(860) 666-7778	Monro
521	431 Main Street	E. Hartford	CT	06118	(860) 569-7037	Monro
194	317 N. Frontage Road	New London	CT	06320	(860) 440-3772	Monro
207	557 W. Main Street	Norwich	CT	06360	(860) 886-8266	Monro
349	885 South Main Street	Cheshire	CT	06410	(203) 272-5660	Monro
152	240 East Main Street	Clinton	CT	06413	(860) 669-1975	Monro
248	56 Division Street	Derby	CT	06418	(203) 735-7101	Monro
607	556 Boston Post Road	Guilford	CT	06437	(203) 458-1658	Monro
205	1043 Bridgeport Avenue	Milford	CT	06460	(203) 874-0352	Monro
213	901 Boston Post Road	Old Saybrook	CT	06475	(860) 388-1016	Monro

508	445 Queen Street	Southington	CT	06489	(860) 628-9488	Monro
156	918 N. Colony Road	Wallingford	CT	06492	(203) 269-3301	Monro
171	789 Foxon Road	E. Haven	CT	06512	(203) 469-2422	Monro
516	1941 Dixwell Avenue	Hamden	CT	06514	(203) 287-0343	Monro
185	1177 Orange Avenue (Route 1)	West Haven	CT	06516	(203) 937-8338	Monro
195	62 Skiff Street	Hamden	CT	06517	(203) 248-4786	Monro
296	201 Amity Road	Woodbridge	CT	06525	(203) 389-9770	Monro
517	649 West Main Street	Waterbury	CT	06702	(203) 755-9644	Monro
511	1040 Wolcott Road	Waterbury	CT	06716	(203) 755-5501	Monro
200	774 Rubber Avenue	Naugatuck	CT	06770	(203) 729-0038	Monro
163	150 Danbury Road	New Milford	CT	06776	(860) 354-1233	Monro
178	984 Main Street (Route 63)	Watertown	CT	06795	(860) 945-6537	Monro
98	26A Newtown Road (Route 6)	Danbury	CT	06810	(203) 730-9905	Monro
160	41 Lake Avenue Extension	Danbury	CT	06811	(203) 792-9440	Monro
522	280 Westport Avenue	Norwalk	CT	06851	(203) 847-6305	Monro
528	269 Central Avenue	E. Orange	NJ	07018	(973) 674-5333	Monro
1009	2250 Morris Avenue	Union	NJ	07083	(908) 687-2917	Mr. Tire
1007	424 Shrewsbury Ave	Tinton Falls	NJ	07701	(732) 747-3404	Mr. Tire
1008	Route 9 South & Symes Road	Manalapan	NJ	07726	(732) 431-5552	Mr. Tire
1011	1030 Highway 35	Middletown	NJ	07748	(732) 671-2415	Mr. Tire
1016	286 Route 206 South	Flanders	NJ	07836	(973) 252-7444	Mr. Tire
548	300 Haddonfield Road	Cherry Hill	NJ	08002	(856) 665-3790	Monro
681	328 Haddonfield Road	Cherry Hill	NJ	08002	(856) 486-4430	Mr. Tire
551	5300 Route 42	Turnersville	NJ	08012	(856) 227-3700	Monro
1018	1701 Burlington-Mount Holly Rd	Burlington	NJ	08016	(609) 387-2323	Mr. Tire
286	1351 Blackwood-Clementon Road	Clementon	NJ	08021	(856) 309-1264	Mr. Tire
1025	74 Route 73 North	Voorhees	NJ	08043	(856) 768-3999	Mr. Tire
1026	605 Haddonfield-Berlin Rd	Voorhees	NJ	08043	(856) 216-1555	Mr. Tire
279	9 Collins Road	Maple Shade	NJ	08052	(856) 439-1050	Mr. Tire
343	181 Route 70	Medford	NJ	08055	(609) 654-9781	Monro
1022	400 W. Route 38, Unit 900	Moorestown	NJ	08057	(856) 235-0050	Mr. Tire
262	520 High Street	Mount Holly	NJ	08060	(609) 261-1180	Monro
549	409 White Horse Pike	Stratford	NJ	08084	(856) 627-8700	Monro
345	2084 North Black Horse Pike	Williamstown	NJ	08094	(856) 875-9332	Monro
258	526 Mantua Avenue	Woodbury	NJ	08096	(856) 251-1976	Monro
678	832 Mantua Pike	Woodbury	NJ	08097	(856) 845-4350	Mr. Tire
217	401 White Horse Pike	Oaklyn	NJ	08107	(856) 869-0322	Mr. Tire
1020	918 White Horse Pike	Absecon	NJ	08201	(609) 646-3462	Mr. Tire
379	3109 Hingston Avenue	Egg Harbor TWP	NJ	08234	(609) 569-7979	Monro
1021	1086 Route 47 South	Rio Grande	NJ	08242	(609) 886-1116	Mr. Tire
390	1061 N. Pearl Street	Bridgeton	NJ	08302	(856) 451-7611	Monro
650	3849 S. Delsea Drive, Suite 2500	Vineland	NJ	08360	(856) 293-7397	Monro @ BJ’s
1015	1225 State Road	Princeton	NJ	08540	(609) 921-8510	Mr. Tire
1012	1614 South Olden Ave	Trenton	NJ	08610	(609) 588-0001	Mr. Tire
1006	871 Route 33	Hamilton Square	NJ	08619	(609) 586-7771	Mr. Tire
550	1832 North Olden Avenue	Trenton	NJ	08638	(609) 771-8131	Monro

381	1769 Kuser Road	Hamilton	NJ	08690	(609) 581-8014	Monro
1028	2023 Highway 9	Lakewood	NJ	08701	(732) 367-2200	Mr. Tire
1014	1059 Cedar Bridge Ave	Brick	NJ	08723	(732) 477-3480	Mr. Tire
525	1090 Route 18	E. Brunswick	NJ	08816	(732) 238-4220	Monro
1013	355 Route 18 South	East Brunswick	NJ	08816	(732) 238-1220	Mr. Tire
1010	521 Stelton Rd	Piscataway	NJ	08854	(732) 424-9770	Mr. Tire
1024	1209 Highway 9 North	Old Bridge	NJ	08857	(732) 721-8900	Mr. Tire
1027	3 Frelinghuysen Ave	Raritan	NJ	08869	(908) 725-3244	Mr. Tire
1023	557 Milltown Road	North Brunswick	NJ	08902	(732) 828-3877	Mr. Tire
155	78 Brookside Avenue, suite 155 (Chester Mall)	Chester	NY	10918	(845) 469-9688	Monro
305	173 Dolson Avenue	Middletown	NY	10940	(845) 343-9131	Monro
617	232 Larkin Drive	Monroe	NY	10950	(845) 492-8640	Monro @ BJ’s
618	1281 Palisades Center Drive	W. Nyack	NY	10994	(845) 353-3625	Monro @ BJ’s
42	4908 State Highway 30	Amsterdam	NY	12010	(518) 843-1931	Monro
360	7 Blacksmith Road	Malta	NY	12020	(518) 899-4480	Monro
255	108 Merchant Place	Cobleskill	NY	12043	(518) 234-0262	Monro
107	512 Columbia Turnpike	E. Greenbush	NY	12061	(518) 477-7868	Monro
146	1511 Route 9	Clifton Park	NY	12065	(518) 383-9007	Monro
393	454 Route 9W (P. O. Box 155)	Glenmont	NY	12077	(518) 432-7822	Monro
63	303 Comrie Avenue	Johnstown	NY	12095	(518) 762-7713	Monro
233	691 New Loudon Road	Latham	NY	12110	(518) 786-1058	Monro
35	1745 Western Avenue	Guilderland	NY	12203	(518) 456-8117	Monro
44	1550 Central Avenue	Colonie	NY	12205	(518) 869-5339	Monro
180	980 Central Avenue	Albany	NY	12205	(518) 482-2896	Monro
28	10 Saratoga Road	Glenville	NY	12302	(518) 399-6773	Monro
39	1702 Chrisler Avenue	Schenectady	NY	12303	(518) 382-1601	Monro
23	819 Ulster Avenue	Kingston	NY	12401	(845) 331-3300	Monro
223	3160 Route 9 West	Saugerties	NY	12477	(845) 246-0026	Monro
36	60 Fairview Ave	Hudson	NY	12534	(518) 828-1188	Monro
183	4220 Albany Post Road (Route 9)	Hyde Park	NY	12538	(845) 229-5797	Monro
323	64 North Plank Road	Newburgh	NY	12550	(845) 561-0559	Monro
226	6821 Route 9 North	Rhinebeck	NY	12572	(845) 876-7295	Monro
206	891 Route 94	Vails Gate	NY	12584	(845) 565-9716	Monro
630	1357 Route 9	Wappinger Falls	NY	12590	(845) 298-0461	Monro @ BJ’s
45	350 Mill Street	Poughkeepsie	NY	12601	(845) 452-6262	Monro
669	314 Quaker Road	Queensbury	NY	12804	(518) 798-1000	Monro
280	134 S. Broadway	Saratoga Springs	NY	12866	(518) 584-3887	Monro
631	3067 Route 50	Saratoga Springs	NY	12866	(518) 584-6860	Monro @ BJ’s
116	37 Smithfield Blvd.	Plattsburgh	NY	12901	(518) 561-7231	Monro
144	225 West Main Street	Malone	NY	12953	(518) 483-8781	Monro
261	163 River Street	Saranac Lake	NY	12983	(518) 891-6270	Monro
30	108 Grant Avenue	Auburn	NY	13021	(315) 252-9573	Monro
327	8252 US Route 11 S.	Cicero	NY	13039	(315) 699-8310	Monro
635	4145 Route 31 (Exit 12)	Clay	NY	13041	(315) 622-0595	Monro @ BJ’s
80	1084 Route 222	Cortland	NY	13045	(607) 756-4918	Monro

372	6477 Basile Rowe	E. Syracuse	NY	13057	(315) 432-8982	Monro
103	257 S. Second Street	Fulton	NY	13069	(315) 598-1269	Monro
352	910 Old Liverpool Road	Liverpool	NY	13088	(315) 453-9482	Monro
167	8049 Oswego Road	Syracuse	NY	13090	(315) 652-9209	Monro
102	169 E. Bridge Street	Oswego	NY	13126	(315) 343-0513	Monro
388	2444 State Route 414	Waterloo	NY	13165	(315) 539-2668	Monro
60	1205 Erie Blvd. E.	Syracuse	NY	13210	(315) 476-5588	Monro
658	3503 Brewerton Road	N. Syracuse	NY	13212	(315) 457-0155	Monro
48	3711 Erie Blvd. E.	Dewitt	NY	13214	(315) 446-5860	Monro
204	4731 Onondaga Blvd.	Syracuse	NY	13219	(315) 471-3338	Monro
275	3464 West Genesee Street	Syracuse	NY	13219	(315) 468-1877	Monro
75	300 E. State Street (corner King St)	Herkimer	NY	13350	(315) 866-2187	Monro
106	123 Genessee Street,Route 5	Oneida	NY	13421	(315) 363-1901	Monro
395	5805 Rome-Taberg Road	Rome	NY	13440	(315) 337-6003	Monro
32	4944 Commercial Drive	Yorkville	NY	13495	(315) 768-6445	Monro
62	225 N. Genesee Street	Utica	NY	13502	(315) 724-6735	Monro
652	829- 835 Arsenal Street	Watertown	NY	13601	(315) 786-1824	Monro
385	113 East Main Street	Canton	NY	13617	(315) 386-1738	Monro
394	5 North Broad Street	Carthage	NY	13619	(315) 493-1443	Monro
386	473 East Main Street	Gouverneur	NY	13642	(315) 287-9477	Monro
134	88 Grove Street	Massena	NY	13662	(315) 764-1247	Monro
114	730 Canton Street	Ogdensburg	NY	13669	(315) 393-4015	Monro
109	174 Market Street	Potsdam	NY	13676	(315) 265-9485	Monro
34	3200 E. Main Street	Endwell	NY	13760	(607) 748-1531	Monro
377	173 Oakdale Road	Johnson City	NY	13790	(607) 729-7211	Monro
306	5607 State Highway 12	Norwich	NY	13815	(607) 336-1899	Monro
130	555 Main Street	Oneonta	NY	13820	(607) 433-1080	Monro
370	1075 State Route 17C	Owego	NY	13827	(607) 687-8059	Monro
38	4009 Vestal Parkway	Vestal	NY	13850	(607) 729-1254	Monro
31	1268 Front Street	Binghamton	NY	13901	(607) 723-0156	Monro
12	633 E. Main Street	Batavia	NY	14020	(585) 343-8801	Monro
55	2291 George Urban Blvd.	Depew	NY	14043	(716) 681-5106	Monro
383	4872 Transit Road	Depew	NY	14043	(716) 656-8855	Monro
351	6945 Erie Road	Derby	NY	14047	(716) 947-0157	Monro
325	4950 North French Road	E. Amherst	NY	14051	(716) 636-0017	Monro
143	151 Quaker Road	E. Aurora	NY	14052	(716) 655-3370	Monro
50	10380 Bennett Road	Fredonia	NY	14063	(716) 673-1234	Monro
353	2109 Grand Island Blvd.	Grand Island	NY	14072	(716) 773-1459	Monro
53	5598 Camp Road	Hamburg	NY	14075	(716) 648-6616	Monro
688	310 Lake Street (Camp Road)	Hamburg	NY	14075	(716) 648-7500	Mr. Tire
13	5710 S. Transit Road	Lockport	NY	14094	(716) 434-6249	Monro
341	11334 Maple Ridge Road	Medina	NY	14103	(585) 798-9242	Monro
101	575 Erie Avenue	N. Tonawanda	NY	14120	(716) 692-0243	Monro
314	172 South Cascade Drive	Springville	NY	14141	(716) 592-0221	Monro
56	2980 Sheridan Drive	Tonawanda	NY	14150	(716) 833-4000	Monro
685	120 Broadway Street	Buffalo	NY	14203	(716) 854-6310	Mr. Tire

100	1350 Main Street	Buffalo	NY	14209	(716) 885-0557	Monro
51	2955 Main Street	Buffalo	NY	14214	(716) 836-0500	Monro
686	2431 Main St	Buffalo	NY	14214	(716) 834-1624	Mr. Tire
455	2227 Delaware Avenue	Buffalo	NY	14216	(716) 875-9792	Monro
58	3384 Delaware Avenue	Kenmore	NY	14217	(716) 877-2000	Monro
687	3373 Delaware Avenue	Kenmore	NY	14217	(716) 874-1770	Mr. Tire
647	4408 Milestrip Road	Hamburg	NY	14219	(716) 825-0517	Monro @ BJ’s
324	4115 McKinley Parkway	Blasdell	NY	14219	(716) 649-5004	Monro
632	5183 Transit Road	Williamsville	NY	14221	(716) 565-3419	Monro @ BJ’s
59	7226 Transit Road	Williamsville	NY	14221	(716) 632-3313	Monro
458	5365 Main Street	Williamsville	NY	14221	(716) 631-8451	Monro
57	1910 Ridge Road	W. Seneca	NY	14224	(716) 674-2450	Monro
684	3481 Seneca Street	West Seneca	NY	14224	(716) 674-7373	Mr. Tire
52	2375 Harlem Road	Cheektowaga	NY	14225	(716) 894-1148	Monro
682	941 Millersport Highway	Amherst	NY	14226	(716) 835-6760	Mr. Tire
616	155 French Road	Cheektowaga	NY	14227	(716) 656-9793	Monro
361	2865 Niagara Falls Blvd.	W. Amherst	NY	14228	(716) 691-1006	Monro
54	7894 Niagara Falls Blvd.	Niagara Falls	NY	14304	(716) 236-0201	Monro
683	1715 Military Road	Niagara Falls	NY	14304	(716) 297-4000	Mr. Tire
367	214 West Avenue	Albion	NY	14411	(585) 589-1048	Monro
362	260 E. Main Street	Avon	NY	14414	(585) 226-2550	Monro
11	4671 S. Lake Street	Brockport	NY	14420	(585) 637-4258	Monro
1132	4900 Lake Road	Brockport	NY	14420	(585) 637-6514	Mr. Tire
14	2544 Rochester Road	Canandaigua	NY	14424	(585) 394-7120	Monro
368	111 Franklin Street	Dansville	NY	14437	(585) 335-7690	Monro
399	7275 Pittsford Palmyra Road	Fairport	NY	14450	(585) 223-9030	Monro
243	4097 Lakeville Road	Geneseo	NY	14454	(585) 243-1480	Monro
15	510 Hamilton Street	Geneva	NY	14456	(315) 781-1400	Monro
369	133 W. Main Street	Leroy	NY	14482	(585) 768-2720	Monro
49	802 West Union Street	Newark	NY	14513	(315) 331-2223	Monro
132	2055 Nine Mile Point Road	Penfield	NY	14526	(585) 377-7970	Monro
612	50 Eastview Mall Drive	Victor	NY	14564	(585) 586-8130	Monro @ BJ’s
176	7387 Victor Pittsford Road	Victor	NY	14564	(585) 924-4590	Monro
9	903 Ridge Road	Webster	NY	14580	(585) 671-4510	Monro
1130	834 East Main Street	Rochester	NY	14605	(585) 546-4931	Monro
10	35 Howard Road	Rochester	NY	14606	(585) 429-6860	Monro
202	1194 University Avenue	Rochester	NY	14607	(585) 442-2780	Monro
68	4460 Dewey Avenue	Greece	NY	14612	(585) 621-4610	Monro
7	1860 Stone Road	Rochester	NY	14615	(585) 663-6430	Monro
1133	4438 Dewey Avenue	Greece	NY	14616	(585) 663-5499	Mr. Tire
4	3077 Monroe Avenue	Rochester	NY	14618	(585) 381-7680	Monro
2	999 Ridge Road East	Rochester	NY	14621	(585) 266-2550	Monro
3	965 Jefferson Road	Rochester	NY	14623	(585) 424-3630	Monro
8	3000 W. Henrietta Road	Rochester	NY	14623	(585) 424-2400	Monro
1129	2780 West Henrietta Road	Rochester	NY	14623	(585) 475-1405	Mr. Tire
240	3240 Chili Avenue	Rochester	NY	14624	(585) 889-2620	Monro

1131	755 Panorama Trail South	Penfield	NY	14625	(585) 248-8479	Mr. Tire
237	940 Elmridge Center	Rochester	NY	14626	(585) 453-0350	Monro
20	1010 Fairmount Avenue	Jamestown	NY	14701	(716) 664-4000	Monro
19	602 W. State Street	Olean	NY	14760	(716) 373-3200	Monro
43	364 W. Morris Street	Bath	NY	14810	(607) 776-7601	Monro
22	368 W. Pulteney Street	Corning	NY	14830	(607) 962-2444	Monro
17	7419 Seneca Road	Hornell	NY	14843	(607) 324-7100	Monro
16	338 Elmira Road	Ithaca	NY	14850	(607) 273-8600	Monro
396	2309 N. Triphammer Road	Lansing	NY	14882	(607) 266-6443	Monro
378	4240 Bolivar Road	Wellsville	NY	14895	(585) 593-7182	Monro
18	2410 Corning Road	Elmira	NY	14903	(607) 734-2033	Monro
33	211 Pennsylvania Avenue	Elmira	NY	14904	(607) 732-6082	Monro
112	923 7th Avenue/corner 10th Street	Beaver Falls	PA	15010	(724) 847-1888	Monro
274	3057 Washington Pike	Bridgeville	PA	15017	(412) 220-9223	Monro
892	1134 Washington Pike	Bridgeville	PA	15017	(412) 257-3344	Mr. Tire
566	2000 Third Avenue	New Brighton	PA	15066	(724) 847-2300	Monro
122	91 Tarentum Bridge Road	New Kensington	PA	15068	(724) 337-9121	Monro
890	10551 Perry Highway	Wexford	PA	15090	(724) 935-0431	Monro
569	4913 Route 8	Allison Park	PA	15101	(724) 443-3040	Monro
893	4900 William Flynn Hwy	Allison Park	PA	15101	(724) 443-3840	Mr. Tire
244	5200 Library Road (Route 88)	Bethel Park	PA	15102	(412) 854-8240	Monro
887	825 Beaver Grade Road	Coraopolis	PA	15108	(412) 262-2550	Mr. Tire
568	1627 Lysle Blvd.	McKeesport	PA	15132	(412) 672-1232	Monro
110	1813 Lincoln Highway	N. Versailles	PA	15137	(412) 824-0162	Monro
889	209 Ohio River Boulevard	Sewickley	PA	15143	(412) 741-4345	Monro
86	1753 Golden Mile Hwy (Rte 286)	Monroeville	PA	15146	(724) 325-2660	Monro
572	3754 William Penn Highway	Monroeville	PA	15146	(412) 856-0772	Monro
697	2680 Mosside Blvd	Monroeville	PA	15146	(412) 856-4800	Mr. Tire
894	2709 Mosside Boulevard	Monroeville	PA	15146	(412) 372-5512	Mr. Tire
373	60 Allegheny River Blvd.	Verona	PA	15147	(412) 826-0860	Monro
121	969 Ohio River Blvd.	Avalon	PA	15202	(412) 761-2712	Monro
104	2175 Noblestown Road	Crafton	PA	15205	(412) 922-6623	Monro
562	5525 Penn Avenue	Pittsburgh	PA	15206	(412) 362-7900	Monro
646	3530 Blvd. of the Allies	Pittsburgh	PA	15213	(412) 621-2730	Monro
565	3145 West Liberty Avenue	Pittsburgh	PA	15216	(412) 344-6030	Monro
563	901 Penn Avenue	Wilkinsburg	PA	15221	(412) 242-9400	Monro
895	331 Cochran Road	Mt. Lebanon	PA	15228	(412) 344-5568	Monro
886	801 Westview Park Drive	Pittsburgh	PA	15229	(412) 931-2732	Monro
78	2719 Library Road	Pittsburgh	PA	15234	(412) 881-2595	Monro
896	297 Mt. Lebanon Blvd.	Pittsburgh	PA	15234	(412) 343-6860	Monro
1036	3349 Library Road	PIttsburgh	PA	15234	(412) 885-8473	Mr. Tire
151	465 Rodi Road	Penn Hills	PA	15235	(412) 731-8830	Monro
561	11753 Frankstown Road	Penn Hills	PA	15235	(412) 731-6600	Monro
888	426 Rodi Road	Pittsburgh	PA	15235	(412) 243-5400	Mr. Tire
105	580 Clairton Blvd., Route 51	Pleasant Hills	PA	15236	(412) 653-7444	Monro
398	4844 McKnight Road	Pittsburgh	PA	15237	(412) 366-6626	Monro

897	7400 McKnight	PIttsburgh	PA	15237	(412) 364-5599	Mr. Tire
891	1050 Freeport Road	Pittsburgh	PA	15238	(412) 782-2661	Mr. Tire
356	410 Home Drive	Pittsburgh	PA	15275	(412) 787-2886	Monro
154	131 Murtland Avenue	Washington	PA	15301	(724) 223-1490	Monro
197	3620 Washington Road, Route 19	Peters Township	PA	15317	(724) 941-6344	Monro
389	105 Greene Plaza	Waynesburg	PA	15370	(724) 627-0999	Monro
606	272 McClellandtown Road	Uniontown	PA	15401	(724) 425-2300	Monro
698	350 Pittsburgh St.	Uniontown	PA	15401	(724) 438-8527	Mr. Tire
119	802 E. Pittsburgh Street	Greensburg	PA	15601	(724) 836-4999	Monro
695	806 S. Center Ave	Hunker (New Stanton)	PA	15639	(724) 925-6482	Mr. Tire
117	9435 Lincoln Highway, Route 30	Irwin	PA	15642	(724) 864-9303	Monro
696	81 Arona Rd	Irwin	PA	15642	(724) 863-7773	Mr. Tire
694	4096 Route 30	Latrobe	PA	15650	(724) 539-9200	Mr. Tire
603	100 Summit Ridge Plaza (901 Rt. 819 S.)	Mt. Pleasant	PA	15666	(724) 547-5001	Monro
123	1336 Oakland Avenue	Indiana	PA	15701	(724) 465-9666	Monro
366	989 DuBois Avenue	DuBois	PA	15801	(814) 375-9250	Monro
129	111 Luther Road	Johnstown	PA	15904	(814) 266-4955	Monro
273	1769 Lyter Drive	Johnstown	PA	15905	(814) 255-1444	Monro
81	178 New Castle Road (Rte 356)	Butler	PA	16001	(724) 282-6668	Monro
397	57 Dutilh Road	Cranberry, TWP	PA	16066	(724) 772-1910	Monro
66	51 S. Beaver Street	New Castle	PA	16101	(724) 652-7888	Monro
664	2080 E. State Street	Hermitage	PA	16148	(724) 981-0668	Monro
608	100 Perkins Road	Clarion	PA	16214	(814) 223-4078	Monro
67	562 Allegheny Blvd.	Franklin	PA	16323	(814) 432-3995	Monro
26	19025 Park Avenue Plaza	Meadville	PA	16335	(814) 336-6246	Monro
384	501 West Central Avenue	Titusville	PA	16354	(814) 827-8181	Monro
307	14 Hatch Run Road	Warren	PA	16365	(814) 726-7114	Monro
364	12513 Edinboro Road	Edinboro	PA	16412	(814) 734-6075	Monro
24	2187 W. 12th Street	Erie	PA	16505	(814) 456-2926	Monro
227	3810 West 26th Street	Erie	PA	16506	(814) 835-7447	Monro
29	4902 Peach Street	Erie	PA	16509	(814) 868-5282	Monro
602	6601 Peach Street	Erie	PA	16509	(814) 868-0800	Monro
25	4048 Buffalo Road	Erie	PA	16510	(814) 898-1561	Monro
127	200 West Plank Road	Altoona	PA	16602	(814) 943-0444	Monro
382	7588 Lake Raystown Shopping Plaza	Huntingdon	PA	16652	(814) 641-0264	Monro
21	1030 Main Street East	Bradford	PA	16701	(814) 362-6888	Monro
133	1505 N. Atherton Street	State College	PA	16803	(814) 234-2911	Monro
322	1409 South Main Street	Mansfield	PA	16933	(570) 662-0920	Monro
290	301 West Freedom Avenue	Burnham	PA	17009	(717) 242-8570	Monro
250	944 Walnut Bottom Road	Carlisle	PA	17013	(717) 258-8030	Monro
224	10 Anchor Road	Elizabethtown	PA	17022	(717) 361-0088	Monro
140	1700 W. Cumberland Street	Lebanon	PA	17042	(717) 273-5592	Monro
199	1051 Market Street	Lemoyne	PA	17043	(717) 761-5330	Monro
141	6045 Carlisle Pike	Mechanicsburg	PA	17055	(717) 795-9220	Monro
504	3320 Walnut Street	Harrisburg	PA	17109	(717) 657-3257	Monro

145	3243 Paxton Street	Harrisburg	PA	17111	(717) 558-8846	Monro
502	499 Eisenhower Blvd.	Harrisburg	PA	17111	(717) 564-5238	Monro
162	5501 Allentown Blvd.	Harrisburg	PA	17112	(717) 545-8422	Monro
288	1060 Wayne Avenue	Chambersburg	PA	17201	(717) 264-1824	Mr. Tire
693	810 Norland Avenue	Chambersburg	PA	17201	(717) 263-9772	Mr. Tire
231	5 Kuhn Drive	Hanover	PA	17331	(717) 632-8100	Monro
797	542 Shrewsbury Commons Avenue	Shrewsbury	PA	17361	(717) 235-7240	Mr. Tire
251	3651 E. Market Street	York	PA	17402	(717) 757-0527	Monro
214	2045 Queen Street	York	PA	17403	(717) 846-3233	Monro
149	1191 Loucks Road	York	PA	17404	(717) 852-9371	Monro
620	2250 York Crossing Drive	York	PA	17404	(717) 767-6193	Monro @ BJ’s
677	884 E. Main Street (Walmart Shopping Center)	Ephrata	PA	17522	(717) 733-5400	Mr. Tire
220	1529 Oregon Pike	Lancaster	PA	17601	(717) 390-8686	Monro
229	191 Rohrerstown Road	Lancaster	PA	17603	(717) 392-8114	Monro
84	1707 E. Third Street At Northway	Williamsport	PA	17701	(570) 326-0808	Monro
203	901 Columbia Blvd.	Bloomsburg	PA	17815	(570) 784-2349	Monro
137	1817 N. Susquehanna Trail	Selinsgrove	PA	17870	(570) 743-6620	Monro
225	95 Mill Creek Avenue	Pottsville	PA	17901	(570) 622-8544	Monro
259	3010 Easton Avenue	Bethlehem	PA	18017	(610) 866-4090	Monro
173	2196 W. Union Blvd.	Bethlehem	PA	18018	(610) 868-9950	Monro
667	1326 Grape Street	Whitehall	PA	18052	(610) 776-0440	Monro
668	1401 Lehigh Street	Allentown	PA	18103	(610) 791-4430	Monro
159	4692 Broadway	Allentown	PA	18104	(610) 395-2064	Monro
644	1785 Airport Road S.	Allentown	PA	18109	(610) 264-1358	Monro @ BJ’s
90	RR3 Box 3108	Hazleton	PA	18202	(570) 454-5935	Monro
623	1100 Route 940	Mt. Pocono	PA	18344	(570) 839-1529	Monro
76	480 Scranton-Carbondale Hwy	Archibald	PA	18403	(570) 876-5161	Monro
209	919 Northern Blvd.	Clarks Summitt	PA	18411	(570) 586-3557	Monro
83	1038 O’Neill Highway	Dunmore	PA	18512	(570) 346-6093	Monro
270	21 Tarleton Avenue	Dallas	PA	18612	(570) 674-6021	Monro
371	616 Hunter Highway	Tunkhannock	PA	18657	(570) 836-8099	Monro
165	1051 Wilkes Barre Twp. Blvd.	Wilkes Barre	PA	18702	(570) 826-8970	Monro
73	332 Wyoming Avenue	Kingston	PA	18704	(570) 283-1965	Monro
139	3008 Elmira Street	Sayre	PA	18840	(570) 888-7718	Monro
380	855 Golden Mile Road	Towanda	PA	18848	(570) 265-2200	Monro
257	651 E. Broad Street, Route 113	Souderton	PA	18964	(215) 721-3991	Monro
329	257 York Road	Warminster	PA	18974	(215) 672-1040	Monro
666	200 Easton Road	Warrington	PA	18976	(215) 491-1136	Monro @ BJ’s
672	968 Old York Road	Abington	PA	19001	(215) 376-0500	Mr. Tire
673	2610 W. Chester Pike	Broomall	PA	19008	(610) 356-6300	Mr. Tire
1019	551 Lincoln Hwy	Fairless Hills	PA	19030	(215) 295-6625	Mr. Tire
560	105 N. MacDade Blvd.	Glenolden	PA	19036	(610) 522-2810	Monro
656	1260 Woodland Avenue	Springfield	PA	19064	(610) 543-1994	Monro @ BJ’s
292	362 West Lancaster Avenue	Wayne/Radnor	PA	19087	(610) 687-6600	Monro
558	1 Old York Road	Willow Grove	PA	19090	(215) 659-8650	Monro

555	3650 Aramingo Avenue	Philadelphia	PA	19134	(215) 831-1131	Monro
554	6402 Frankford Avenue	Philadelphia	PA	19135	(215) 331-6633	Monro
649	1008 East Lancaster Avenue	Downingtown	PA	19335	(610) 518-5421	Monro @ BJ’s
198	3910 W. Lincoln Highway	Downingtown	PA	19335	(610) 269-5700	Mr. Tire
293	640 E. Gay Street	West Chester	PA	19380	(610) 701-5700	Mr. Tire
321	1773 Dekalb Pike	Blue Bell	PA	19422	(610) 278-7399	Monro
256	20 First Avenue	Collegeville	PA	19426	(610) 454-7775	Monro
310	705 S. Valley Forge Road	Lansdale	PA	19446	(215) 362-9380	Monro
1017	10 South Broad Street	Lansdale	PA	19446	(215) 362-6969	Mr. Tire
374	1000 Nutt Road	Phoenixville	PA	19460	(610) 917-9440	Monro
675	311 Bridge Street	Phoenixville	PA	19460	(610) 935-3677	Mr. Tire
153	3045 5th Street Highway	Reading	PA	19605	(610) 921-0218	Monro
676	525 George Street	Reading	PA	19605	(610) 921-5700	Mr. Tire
158	3997 Perkiomen Avenue	Reading	PA	19606	(610) 779-5441	Monro
157	2679 Shillington Road	Springtownship	PA	19608	(610) 678-9980	Monro
546	235 East Main Street	Newark	DE	19711	(302) 368-8184	Monro
671	401 S. Dupont Highway	New Castle	DE	19720	(302) 328-2945	Mr. Tire
547	600 Kirkwood Highway	Elsmere	DE	19805	(302) 999-0237	Monro
590	8443 Sudley Road	Manassas	VA	20109	(703) 361-4533	Monro
597	200 A. Davis Drive	Sterling	VA	20164	(703) 433-1394	Mr. Tire
794	2225 Crain Highway	Waldorf	MD	20601	(301) 645-3430	Mr. Tire
648	1000 St. Nicholas Drive	Waldorf	MD	20603	(301) 638-4013	Monro @ BJ’s
795	11085 Mall Circle	Waldorf	MD	20603	(301) 396-3817	Mr. Tire
787	7080 Matthew Road	Bryans Road	MD	20616	(301) 375-8800	Mr. Tire
788	44915 Worth Avenue	California	MD	20619	(301) 862-2400	Mr. Tire
790	5623 Crain Highway	La Plata	MD	20646	(301) 934-1144	Mr. Tire
786	26375 Point Lookout Road	Leonardtown	MD	20650	(301) 997-0870	Mr. Tire
791	21730 Great Mills Road	Lexington Park	MD	20653	(301) 862-4255	Mr. Tire
792	28926 Three Notch Road	Mechanicsville	MD	20659	(301) 884-5246	Mr. Tire
793	1535 Solomon’s Island Road	Prince Frederick	MD	20678	(410) 535-4433	Mr. Tire
587	706 Washington Blvd.	Laurel	MD	20707	(301) 725-1900	Monro
690	131 Second Street	Laurel	MD	20707	(301) 362-0220	Mr. Tire
770	14709 Baltimore Avenue	Laurel	MD	20707	(301) 470-2777	Mr. Tire
763	6761 Old Alexander Ferry Road	Clinton	MD	20735	(301) 868-3411	Mr. Tire
764	718 Cady Drive	Ft. Washington	MD	20744	(301) 248-1518	Mr. Tire
789	10398 Southern Maryland Blvd.	Dunkirk	MD	20754	(301) 812-0334	Mr. Tire
774	15119 Frederick Road	Rockville	MD	20850	(301) 762-7627	Mr. Tire
679	708 Rockville Pike	Rockville	MD	20852	(240) 499-3700	Mr. Tire
653	126 N. Frederick Avenue	Gaithersburg	MD	20877	(301) 926-1399	Mr. Tire
659	123 W. Bel Air Avenue	Aberdeen	MD	21001	(410) 272-2679	Mr. Tire
720	205 Baltimore Pike	Bel Air	MD	21014	(410) 893-9116	Mr. Tire
771	5 Bel Air South Parkway	Bel Air	MD	21015	(410) 569-2900	Mr. Tire
724	10501 York Rd.	Cockeysville	MD	21030	(410) 628-1466	Mr. Tire
761	9435 Baltimore National Pike	Ellicott City	MD	21042	(410) 461-3977	Mr. Tire
722	8621 Balt. National Pike	Ellicott City	MD	21043	(410) 461-4941	Mr. Tire
757	6400-A Dobbin Center Road	Columbia	MD	21045	(410) 730-6377	Mr. Tire

721	9225 Berger Rd.	Columbia	MD	21046	(410) 995-6776	Mr. Tire
920	2212 BelAir Road	Fallston	MD	21047	(410) 877-0170	Mr. Tire
798	776-778 Crain Highway (Route 3 N)	Gambrills	MD	21054	(410) 923-1133	Mr. Tire
415	6800 Ritchie Highway	Glen Burnie	MD	21061	(410) 761-0450	Monro
731	7529 Ritchie Hwy.	Glen Burnie	MD	21061	(410) 768-4085	Mr. Tire
751	7224 Ritchie Highway	Glen Burnie	MD	21061	(410) 760-4377	Mr. Tire
766	2320 Hanover Pike	Hampstead	MD	21074	(410) 374-5677	Mr. Tire
660	1536 York Road	Lutherville	MD	21093	(410) 321-8077	Mr. Tire
752	200 West Padonia Road	Timonium	MD	21093	(410) 252-8577	Mr. Tire
621	55 Music Fair Road	Owings Mills	MD	21117	(410) 654-6139	Monro @ BJ’s
732	10320 Reisterstown Rd.	Owings Mills	MD	21117	(410) 363-6333	Mr. Tire
775	348 Mountain Road	Pasadena	MD	21122	(410) 439-2477	Mr. Tire
759	8704 Liberty Road	Randallstown	MD	21133	(410) 655-4977	Mr. Tire
419	11640 Reisterstown Road	Reisterstown	MD	21136	(410) 833-3844	Monro
760	720-A South Main Street	Reisterstown	MD	21136	(410) 833-9377	Mr. Tire
762	509 Ritchie Highway	Severna Park	MD	21146	(410) 544-8777	Mr. Tire
619	820 Market Street	Westminster	MD	21157	(410) 857-8767	Monro @ BJ’s
754	425 Manchester Road	Westminster	MD	21157	(410) 751-7477	Mr. Tire
726	1000 York Rd.	Towson	MD	21204	(410) 823-6800	Monro
411	6227 Belair Road	Baltimore	MD	21206	(410) 444-1556	Monro
750	5910 Liberty Road	Baltimore	MD	21207	(410) 448-0077	Mr. Tire
729	208 Reisterstown Rd.	Pikesville	MD	21208	(410) 484-5000	Mr. Tire
768	3833 Erdman Avenue	Baltimore	MD	21213	(410) 327-6777	Mr. Tire
414	4110 W. Northern Parkway	Baltimore	MD	21215	(410) 764-6630	Monro
418	2110 N. Howard Street	Baltimore	MD	21218	(410) 576-7722	Monro
725	2101 N. Howard St.	Baltimore	MD	21218	(410) 685-1010	Mr. Tire
758	118 Back River Neck Road	Essex	MD	21221	(410) 391-1777	Mr. Tire
756	1105 Old North Point Road	Dundalk	MD	21222	(410) 282-2500	Mr. Tire
417	7870 Eastern Avenue	Baltimore	MD	21224	(410) 285-7576	Monro
416	5641 Baltimore National Pike	Baltimore	MD	21228	(410) 788-2900	Monro
727	5545 Balt. National Pike	Baltimore	MD	21228	(410) 744-3500	Mr. Tire
767	6332 Baltimore National Pike	Baltimore	MD	21228	(410) 455-0777	Mr. Tire
728	7700 Harford Rd.	Baltimore	MD	21234	(410) 665-3600	Mr. Tire
753	1746 East Joppa Road	Parkville	MD	21234	(410) 665-6677	Mr. Tire
733	7923 Belair Rd.	Baltimore	MD	21236	(410) 661-8800	Mr. Tire
691	8656 Pulaski Highway	Rosedale	MD	21237	(410) 574-1050	Mr. Tire
413	1532 E. Joppa Road	Towson	MD	21286	(410) 296-3723	Monro
769	141 Defense Highway	Annapolis	MD	21401	(410) 974-6477	Mr. Tire
657	1230 National Highway, Suite 1	Lavale	MD	21502	(301) 729-2500	Mr. Tire
661	7716 Ocean Gateway	Easton	MD	21601	(410) 763-8036	Mr. Tire
663	2837 Gypsy Hill Road	Cambridge	MD	21613	(410) 901-9412	Mr. Tire
689	600 Abruzzi Drive	Chester	MD	21619	(410) 643-4140	Mr. Tire
628	901 N. East Street	Frederick	MD	21701	(301) 695-9664	Mr. Tire
626	1317 West Patrick Street	Frederick	MD	21702	(301) 663-3431	Mr. Tire
625	5626 Buckeystown Pike	Frederick	MD	21704	(301) 662-7344	Mr. Tire
680	507 Dual Highway	Hagerstown	MD	21740	(301) 739-0044	Mr. Tire
138	13102 Pennsylvania Avenue	Hagerstown	MD	21742	(301) 739-6690	Monro

765	1312 South Main Street	Mt. Airy	MD	21771	(301) 829-8100	Mr. Tire
629	202 E. Ridgeville Blvd.	Mt. Airy	MD	21771	(301) 829-1155	Treadquarters
773	1838 Liberty Road	Eldersburg	MD	21784	(410) 552-5077	Mr. Tire
596	11625 Lee Highway	Fairfax	VA	22030	(703) 273-5000	Mr. Tire
588	9566 Lee Highway	Fairfax	VA	22031	(703) 273-7717	Monro
593	2728 Dorr Avenue	Fairfax	VA	22031	(703) 698-8500	Mr. Tire
595	5624-D Ox Road	Burke	VA	22039	(703) 250-1003	Mr. Tire
592	5610 Columbia Turnpike	Bailey’s Crossroads	VA	22041	(703) 820-2300	Mr. Tire
598	6413 Backlick Road	Springfield	VA	22150	(703) 451-5100	Mr. Tire
594	8397-A Leesburg Pike	Vienna	VA	22182	(703) 893-3530	Mr. Tire
772	2503 N. Franklin Road	Arlington	VA	22201	(703) 522-1166	Mr. Tire
591	5200 Lee Highway	Arlington	VA	22207	(703) 536-4335	Mr. Tire
1003	50 Sebring Drive	Fredericksburg	VA	22406	(540) 371-0500	Mr. Tire
1004	7007 Harrison Road	Fredericksburg	VA	22407	(540) 412-2772	Mr. Tire
1005	10901 Courthouse Road	Fredericksburg	VA	22408	(540) 710-1322	Mr. Tire
168	2008 S. Pleasant Valley Road	Winchester	VA	22601	(540) 678-0282	Monro
193	2151 E. Market Street	Harrisonburg	VA	22801	(540) 433-1845	Monro
186	2400 W. Main Street	Waynesboro	VA	22980	(540) 943-5339	Monro
719	340 Second St.	Williamsburg	VA	23185	(757) 221-0600	Treadquarters
624	9402 Midlothian Turnpike	Richmond	VA	23235	(804) 320-7607	Monro
1041	849 Battlefield Blvd N	Chesapeake	VA	23320	(757) 436-6500	Treadquarters
1044	3316 Western Branch Blvd	Chesapeake	VA	23321	(757) 686-1234	Treadquarters
715	335 S. Centerville Turnpike	Chesapeake	VA	23322	(757) 482-5226	Treadquarters
1055	1228 Cedar Road	Chesapeake	VA	23322	(757) 549-6789	Treadquarters
1057	221 Carmichael Way	Chesapeake	VA	23322	(757) 296-4922	Treadquarters
1050	1101 N. Main Street	Suffolk	VA	23434	(757) 539-7486	Treadquarters
1043	1021 Laskin Road	Virginia Beach	VA	23451	(757) 425-9441	Treadquarters
711	3480 Holland Rd.	Virginia Beach	VA	23452	(757) 468-5001	Treadquarters
1045	3300 Holland Rd	Virginia Beach	VA	23452	(757) 427-3009	Treadquarters
703	2336 Virginia Beach Blvd.	Virginia Beach	VA	23454	(757) 340-3393	Treadquarters
1048	1105 Dam Neck Rd	Virginia Beach	VA	23454	(757) 721-0776	Treadquarters
1056	1085 Nimmo Parkway	Virginia Beach	VA	23454	(757) 821-8900	Treadquarters
717	3705 Tiffany Lane, Suite 102	Virginia Beach	VA	23456	(757) 416-0012	Treadquarters
714	628 Independence Blvd.	Virginia Beach	VA	23462	(757) 497-1600	Treadquarters
1042	390 Independence Blvd	Virginia Beach	VA	23462	(757) 497-1047	Treadquarters
1049	6628 Providence Rd	Virginia Beach	VA	23464	(757) 366-0212	Kramer Tire
704	1001 S. Military Highway	Virginia Beach	VA	23464	(757) 424-2900	Treadquarters
718	5225-B Indian River Rd.	Virginia Beach	VA	23464	(757) 474-0404	Treadquarters
1047	5232 E. Indian River Road	Virginia Beach	VA	23464	(757) 474-1859	Treadquarters
708	5844 Virginia Beach Blvd.	Norfolk	VA	23502	(757) 461-7770	Treadquarters
1040	6025 Virginia Beach Blvd.	Norfolk	VA	23502	(757) 461-7621	Treadquarters
1038	1700 Monticello Avenue	Norfolk	VA	23510	(757) 627-7741	Treadquarters
701	1117 E. Little Creek Rd.	Norfolk	VA	23518	(757) 480-3353	Treadquarters
1039	7813 Military Highway	Norfolk	VA	23518	(757) 583-1811	Treadquarters
1053	13807 Warwick Blvd.	Newport News	VA	23602	(757) 874-7750	Kramer Tire
706	13781 Warwick Blvd.	Newport News	VA	23602	(757) 877-1600	Treadquarters

1046	110 Arthur Way	Newport News	VA	23602	(757) 988-8000	Treadquarters
1052	8204 Newmarket Drive	Newport News	VA	23605	(757) 826-3707	Treadquarters
709	1985 E. Pembroke Ave.	Hampton	VA	23663	(757) 723-0735	Treadquarters
705	2707 W. Mercury Blvd.	Hampton	VA	23666	(757) 838-9548	Treadquarters
1054	1980 Cunningham Drive	Hampton	VA	23666	(757) 838-2009	Treadquarters
1051	2 South Armistead Avenue	Hampton	VA	23669	(757) 723-3333	Treadquarters
716	6217 George Washington Hwy.	Grafton	VA	23692	(757) 898-0600	Treadquarters
713	5003 George Washington Hwy.	Portsmouth	VA	23702	(757) 487-3400	Treadquarters
710	3205 Tyre Neck Rd.	Portsmouth	VA	23703	(757) 483-0200	Treadquarters
702	1401 Airline Blvd.	Portsmouth	VA	23707	(757) 393-6000	Treadquarters
181	3538 Orange Avenue	Roanoke	VA	24012	(540) 344-5212	Monro
208	3702 Franklin Road SW	S. Roanoke	VA	24014	(540) 342-6855	Monro
242	7426 Williamson Road	Roanoke	VA	24019	(540) 362-9703	Monro
190	2870 Market Street	Christiansburg	VA	24073	(540) 381-1037	Monro
344	1155 Memorial Blvd.	Martinsville	VA	24112	(276) 666-8402	Monro
179	1861 W. Main Street	Salem	VA	24153	(540) 389-4305	Monro
201	907 Greenville Avenue	Staunton	VA	24401	(540) 885-9719	Monro
172	3201 Old Forest Road	Lynchburg	VA	24501	(434) 385-9854	Monro
169	20972 Timberlake Road, Route 460	Lynchburg	VA	24502	(434) 239-2044	Monro
615	1656 4th Avenue	Charleston	WV	25387	(304) 342-4002	Monro
142	200 Marshall Street	Wheeling	WV	26031	(304) 232-1095	Monro
126	227 3 Springs Drive	Weirton	WV	26062	(304) 723-5316	Monro
234	908 Grand Central Avenue	Vienna	WV	26105	(304) 295-0103	Monro
604	108 Tolley Drive	Bridgeport	WV	26330	(304) 842-4172	Monro
605	24 Commerce Drive	Westover	WV	26501	(304) 291-2536	Monro
147	1756 Mileground Road	Morgantown	WV	26508	(304) 296-4026	Monro
210	1201 Fairmont Avenue	Fairmont	WV	26554	(304) 366-0697	Monro
1077	421 Fisher St	Burlington	NC	27215	(336) 229-5555	Mr. Tire
1075	1811 N. Harrison Ave	Cary	NC	27513	(919) 677-0800	Mr. Tire
640	2370 Walnut Street	Cary	NC	27518	(919) 851-9214	Monro @ BJ’s
1065	2315 Davis Dr	Cary	NC	27519	(919) 461-8473	Mr. Tire
1076	1799 West William St.	Apex	NC	27523	(919) 367-1112	Mr. Tire
641	255 Shenstone Blvd.	Garner	NC	27529	(919) 329-9513	Monro @ BJ’s
1078	1415 Hwy 70	Garner	NC	27529	(919) 661-2191	Mr. Tire
1070	7931 Fayetteville Road	Raleigh	NC	27603	(919) 661-6200	Mr. Tire
1072	11011 Wakefield Commons Dr.	Raleigh	NC	27614	(919) 488-8473	Mr. Tire
355	4900 Atlantic Avenue	Raleigh	NC	27616	(919) 877-9007	Monro
642	8811 Brier Creek Parkway	Raleigh	NC	27617	(919) 806-3493	Monro @ BJ’s
269	2813 Hillsborough Road	Durham	NC	27705	(919) 286-1968	Monro
1079	1712 East Highway 54	Durham	NC	27713	(919) 544-9261	Mr. Tire
1064	232 W Thomas St.	Rocky Mount	NC	27804	(252) 977-2045	Mr. Tire
1073	1459 Wesleyan Blvd.	Rocky Mount	NC	27804	(252) 977-7444	Mr. Tire
1068	320 W Greenville Blvd	Greenville	NC	27834	(252) 756-5244	Mr. Tire
1069	2255 S Memorial Dr	Greenville	NC	27834	(252) 756-5688	Mr. Tire
1066	1130 East 10th Street	Roanoke Rapids	NC	27870	(252) 537-2524	Mr. Tire
342	2124 Forest Hills Avenue	Wilson	NC	27893	(252) 206-5760	Monro

1071	3712 Airport Blvd. NW	Wilson	NC	27896	(252) 293-1220	Mr. Tire
1067	3112 N. Croatan Highway	Kill Devil Hills	NC	27948	(252) 441-2131	Treadquarters
1063	321 North 64/264	Manteo	NC	27954	(252) 473-6155	Treadquarters
634	7905 Lyles Road NW	Concord	NC	28027	(704) 979-1349	Monro @ BJ’s
633	585 Bluefield Road	Mooresville	NC	28117	(704) 799-1822	Monro @ BJ’s
636	11715 Carolina Place Parkway	Pineville	NC	28134	(704) 544-2942	Monro @ BJ’s
1074	1198 W. New Bern Rd.	Kinston	NC	28504	(252) 523-0023	Mr. Tire
271	1121 Western Blvd. Ext.	Jacksonville	NC	28546	(910) 455-5332	Monro
1062	3905 Arendell St	Morehead City	NC	28557	(252) 726-5441	Mr. Tire
346	3301 Martin Luther King Blvd.	New Bern	NC	28562	(252) 635-6662	Monro
319	2340 Chestnut Street	Orangeburg	SC	29115	(803) 535-3050	Monro
745	2830 North Road	Orangeburg	SC	29118	(803) 534-5506	Treadquarters
747	145 West Wesmark Blvd.	Sumter	SC	29150	(803) 905-4400	Treadquarters
739	828 Dutch Square Blvd.	Columbia	SC	29210	(803) 772-8760	Treadquarters
357	2127 Ashley Phosphate Road	N. Charleston	SC	29406	(843) 572-5728	Treadquarters
742	6285 Rivers Avenue	N. Charleston	SC	29406	(843) 572-6691	Treadquarters
748	1754 Sam Rittenberg Blvd.	Charleston	SC	29407	(843) 763-0074	Treadquarters
358	1308 Folly Road	James Island	SC	29412	(843) 762-5700	Treadquarters
1094	8465 Dorchester Rd., Ste. A	N. Charleston	SC	29420	(843) 207-1300	Treadquarters
740	1205 N. Fraser Street	Georgetown	SC	29440	(843) 546-4108	Treadquarters
365	431 D St. James Avenue	Goose Creek	SC	29445	(843) 572-0055	Treadquarters
654	106 S. Goose Creek Blvd.	Goose Creek	SC	29445	(843) 818-0998	Treadquarters
692	1723 Highway 17 N.	Mt. Pleasant	SC	29464	(843) 971-2030	Treadquarters
320	1615 Old Trolley Road	Summerville	SC	29483	(843) 873-1190	Treadquarters
743	807 N. Main Street	Summerville	SC	29483	(843) 871-8006	Treadquarters
326	2180 West Palmetto Street	Florence	SC	29501	(843) 629-9600	Treadquarters
1096	3110 N. Pleasantburg Drive	Greenville	SC	29609	(864) 271-0071	Treadquarters
1095	1 Fairview Road	Taylors	SC	29687	(864) 801-1850	Treadquarters
1093	1279 Celanese Road	Rock Hill	SC	29732	(803) 324-3066	Treadquarters
340	1105 Columbus Pike	Delaware	OH	43015	(740) 369-8161	Monro
363	6580 Perimeter Loop Road	Dublin	OH	43017	(614) 718-9377	Monro
876	218 Bridge Street	Dublin	OH	43017	(614) 792-5100	Mr. Tire
303	3707 Fishinger Blvd. (Mill Run)	Columbus/Hilliard	OH	43026	(614) 850-0347	Monro
328	5454 Westchester Woods Blvd.	Hilliard	OH	43026	(614) 527-4173	Monro
212	15791 US Highway 36	Marysville	OH	43040	(937) 642-2030	Monro
238	1014 Coshocton Avenue	Mount Vernon	OH	43050	(740) 392-8250	Monro
170	1051 North 21st Street	Newark	OH	43055	(740) 366-7168	Monro
860	6186 E. Livingston	Reynoldsburg	OH	43068	(614) 861-2240	Monro
282	1111 East US Route 36	Urbana	OH	43078	(937) 484-4200	Monro
392	5956 Westerville Road	Westerville	OH	43081	(614) 901-9495	Monro
854	798 S. State Street	Westerville	OH	43081	(614) 882-9121	Monro
298	845 Park Road	Columbus	OH	43085	(614) 785-0770	Monro
882	6215 Gender Rd.	Canal Winchester	OH	43110	(614) 920-4914	Mr. Tire
175	930 N. Memorial Drive	Lancaster	OH	43130	(740) 653-4298	Monro
312	850 Refugee Road	Pickerington	OH	43147	(614) 864-7716	Monro
877	899 Refugee Road	Pickerington	OH	43147	(614) 863-2444	Mr. Tire

236	1870 Columbus Avenue (Route 62)	Washington Ct. House	OH	43160	(740) 636-0359	Monro
479	3085 Olentangy River Road	Columbus	OH	43202	(614) 262-0294	Monro
482	2260 East Livingston	Bexley	OH	43209	(614) 231-3011	Monro
883	2869 E. Main Street	Columbus	OH	43209	(614) 235-3684	Mr. Tire
481	6309 East Main Street	Columbus	OH	43213	(614) 863-1465	Monro
858	4865 East Main Street	Columbus	OH	43213	(614) 861-6047	Monro
483	5500 North High Street	Columbus	OH	43214	(614) 885-2931	Monro
872	4455 N. High Street	Columbus	OH	43214	(614) 263-7476	Mr. Tire
485	1265 Bethel Road	Columbus	OH	43220	(614) 457-1947	Monro
884	4818 Reed Road	Columbus	OH	43220	(614) 457-3310	Mr. Tire
857	2845 Tremont Road	Columbus	OH	43221	(614) 486-4569	Monro
875	3544 Riverside	Columbus	OH	43221	(614) 459-0830	Mr. Tire
856	4570 W. Broad Street	Columbus	OH	43228	(614) 878-7954	Monro
478	2321 Morse Road	Columbus	OH	43229	(614) 475-8623	Monro
879	4636 Karl Road	Columbus	OH	43229	(614) 436-7025	Mr. Tire
601	1390 North Hamilton Road	Gahanna	OH	43230	(614) 775-0114	Monro
881	5160 N. Hamilton Rd.	Columbus	OH	43230	(614) 775-9030	Mr. Tire
387	1920 Hard Road	Columbus	OH	43235	(614) 760-0658	Monro
873	6826 Sawmill Road	Columbus	OH	43235	(614) 889-0702	Mr. Tire
880	8500 Pulsar Place	Columbus	OH	43240	(614) 846-1299	Mr. Tire
254	1246 Mt. Vernon Avenue	Marion	OH	43302	(740) 386-2100	Monro
874	1070 Mt. Vernon	Marion	OH	43302	(740) 389-5040	Mr. Tire*
289	1801 South Main Street	Bellefontaine	OH	43311	(937) 593-7304	Monro
247	1385 S. Main Street	Bryan	OH	43506	(419) 636-7949	Monro
216	935 North Clinton Avenue	Defiance	OH	43512	(419) 784-9470	Monro
818	1001 Jefferson Avenue	Toledo	OH	43604	(419) 241-1306	Monro
817	3305 Secor Road	Toledo	OH	43606	(419) 535-7002	Monro
822	1707 W. Alexis	Toledo	OH	43613	(419) 474-5429	Monro
820	1946 S. Byrne Road	Toledo	OH	43614	(419) 385-9971	Monro
821	5069 Monroe Street	Toledo	OH	43623	(419) 474-0579	Monro
855	1307 Maple	Zanesville	OH	43701	(740) 454-2833	Monro
113	16032 State Route 170	E. Liverpool	OH	43920	(330) 385-4144	Monro
391	50530 Valley Center Blvd.	St. Clairsville	OH	43950	(740) 699-0238	Monro
108	4248 Sunset Blvd.	Steubenville	OH	43952	(740) 264-6558	Monro
72	1058 W. Prospect Road at West Ave.	Ashtabula	OH	44004	(440) 992-2044	Monro
338	32741 Walker Road	Avon Lake	OH	44012	(440) 933-4892	Monro
465	42483 North Ridge Road	Elyria	OH	44035	(440) 324-5030	Monro
462	4565 Great Northern Blvd.	N. Olmsted	OH	44070	(440) 734-1840	Monro
863	4710 Great Northern	N. Olmsted	OH	44070	(440) 777-2096	Mr. Tire
475	1575 Mentor Avenue	Painesville	OH	44077	(440) 357-6711	Monro
477	34300 Vine Street	Eastlake	OH	44095	(440) 269-7900	Monro
469	1477 East 55th Street	Cleveland	OH	44103	(216) 431-4415	Monro
472	6535 Broadway Avenue	Cleveland	OH	44105	(216) 429-0300	Monro
865	12027 Lake Avenue	Lakewood	OH	44107	(216) 221-4606	Mr. Tire
468	3265 West 117th Street	Cleveland	OH	44111	(216) 671-0760	Monro
473	16420 Lorain Avenue	Cleveland	OH	44111	(216) 941-0700	Monro

461	17625 Euclid Avenue	Cleveland	OH	44112	(216) 531-9924	Monro
862	2643 Warrensville	University Heights	OH	44118	(216) 932-2595	Mr. Tire
466	4311 Mayfield Road	S. Euclid	OH	44121	(216) 291-5460	Monro
870	4522 Mayfield Road	South Euclid	OH	44121	(216) 382-6634	Mr. Tire
861	6680 Mayfield Road	Mayfield Hts	OH	44124	(440) 449-6290	Mr. Tire
463	4748 Warrensville Center Road	N. Randall	OH	44128	(216) 663-0900	Monro
470	5148 Ridge Road	Brooklyn	OH	44129	(216) 741-0577	Monro
867	6575 Ridge Road	Parma	OH	44129	(440) 884-7888	Mr. Tire
467	6525 Pearl Road	Parma Heights	OH	44130	(440) 845-5566	Monro
868	16950 Bagley Road	Middleburg Hts	OH	44130	(440) 826-4277	Mr. Tire
476	7801 Broadview Road	Seven Hills	OH	44131	(216) 524-8710	Monro
864	5325 Warrensville Road	Maple Hts	OH	44137	(216) 663-8840	Mr. Tire
309	33605 Solon Road	Solon	OH	44139	(440) 349-8130	Monro
869	6120 Som Center Road	Solon	OH	44139	(440) 248-0558	Mr. Tire
835	609 Dover Center Road	Bay Village	OH	44140	(440) 892-1411	Monro
831	29778 Detroit Road	Westlake	OH	44145	(440) 835-2393	Monro
400	1584 State Road	Cuyahoga Falls	OH	44223	(330) 929-1465	Monro
838	2850 State Road	Cuyahoga Falls	OH	44223	(330) 928-7129	Monro
406	4541 Kent Road	Stow	OH	44224	(330) 678-4811	Monro
871	3745 Darrow Road	Stow	OH	44224	(330) 688-6852	Mr. Tire
294	4868 Ledgewood Drive	Medina	OH	44256	(330) 723-5497	Monro
402	175 West Avenue	Tallmadge	OH	44278	(330) 633-0313	Monro
404	984 South Arlington Street	Akron	OH	44306	(330) 773-9157	Monro
407	1680 West Market Street	Akron	OH	44313	(330) 864-4538	Monro
403	588 West Waterloo Road	Akron	OH	44314	(330) 753-0305	Monro
837	111 Ghent Road	Fairlawn	OH	44333	(330) 864-3819	Monro
120	2745 North Elm Road	Warren	OH	44483	(330) 372-1024	Monro
118	405 E. State Street	Alliance	OH	44601	(330) 823-0876	Monro
1030	30 S. Park Street	Alliance	OH	44601	(330) 823-8055	Mr. Tire
1034	1945 West State Street	Alliance	OH	44601	(330) 821-9491	Mr. Tire
1035	109 Kent Avenue	Hartville	OH	44632	(330) 877-0913	Mr. Tire
164	2344 Lincoln Way East	Massilon	OH	44646	(330) 833-1222	Monro
408	3632 Lincoln Way E.	Massillon	OH	44646	(330) 477-2227	Monro
1032	1405 Amherst Road	Massillon	OH	44646	(330) 833-0033	Mr. Tire
131	214 South Broadway	New Philadelphia	OH	44663	(330) 339-1466	Monro
177	2781 Cleveland Road	Wooster	OH	44691	(330) 345-6310	Monro
1031	620 W. Tuscarawas Street	Canton	OH	44702	(330) 452-4087	Mr. Tire
125	1205 Market Avenue at 12th Street	Canton	OH	44714	(330) 454-1629	Monro
401	3324 Whipple Avenue N.W.	Canton	OH	44718	(330) 492-0040	Monro
1033	5065 Fulton Road	Canton	OH	44718	(330) 497-8335	Mr. Tire
124	520 N. Main Street	N. Canton	OH	44720	(330) 494-6434	Monro
211	1249 Claremont Avenue	Ashland	OH	44805	(419) 289-1604	Monro
249	190 Milan Avenue	Norwalk	OH	44857	(419) 663-3133	Monro
278	3411 Milan Road	Sandusky	OH	44870	(419) 621-7722	Monro
332	2400 West State Route 18	Tiffin	OH	44883	(419) 448-4550	Monro
405	1062 Park Avenue West	Mansfield	OH	44906	(419) 529-9100	Monro

182	1344 S. Trimble Road	Mansfield	OH	44907	(419) 756-4770	Monro
846	1315 Main Street	Hamilton	OH	45013	(513) 887-0202	Monro
845	543 Nilles Road	Fairfield	OH	45014	(513) 829-1181	Monro
848	5218 Bardes Road	Mason	OH	45040	(513) 336-8448	Monro
844	4303 Grand Avenue	Middletown	OH	45044	(513) 424-0436	Monro
315	20 Lynn Avenue	Oxford	OH	45056	(513) 523-7882	Monro
830	4 Remick Blvd.	Springboro	OH	45066	(937) 885-4610	Monro
849	5900 Muhlhauser Rd.	West Chester	OH	45069	(513) 942-5007	Monro
847	938 State Route 28	Milford	OH	45150	(513) 965-0246	Monro
339	1420 Rombach Avenue	Wilmington	OH	45177	(937) 383-9060	Monro
843	35 E. Central Parkway	Cincinnati	OH	45202	(513) 241-3910	Monro
842	6255 Glenway	Cincinnati	OH	45211	(513) 481-8237	Monro
852	6200 Wooster Pike	Cincinnati	OH	45227	(513) 271-2424	Monro
841	880 Galbraith	Cincinnati	OH	45231	(513) 522-3100	Monro
840	11915 Lebanon Road	Cincinnati	OH	45241	(513) 733-8818	Monro
839	9841 Montgomery	Cincinnati	OH	45242	(513) 745-9300	Monro
853	11725 Princeton Pike	Cincinnati	OH	45246	(513) 671-1816	Monro
850	7955 Beechmont Avenue	Cincinnati	OH	45255	(513) 474-5154	Monro
316	1101 West Main Street	Troy	OH	45373	(937) 335-8492	Monro
235	495 W. Main Street	Xenia	OH	45385	(937) 374-3161	Monro
488	1355 East Dorothy Lane	Kettering	OH	45419	(937) 293-0661	Monro
490	6508 Brandt Pike	Huber Heights	OH	45424	(937) 233-9170	Monro
828	7888 Old Troy Pike	Huber Hts	OH	45424	(937) 233-8624	Monro
823	4030 Marshall Road	Kettering	OH	45429	(937) 299-3907	Monro
486	594 Woodman Drive	Dayton	OH	45431	(937) 252-9936	Monro
826	3198 Dayton-Xenia Road	Beaver Creek	OH	45434	(937) 427-0050	Monro
489	3029 Mall Park Drive	Dayton	OH	45459	(937) 434-0718	Monro
824	12 W Whipp Road	Centerville	OH	45459	(937) 433-6251	Monro
825	1180 Upper Valley Pike	Springfield	OH	45504	(937) 324-0316	Monro
827	10 W. North Street	Springfield	OH	45504	(937) 323-4751	Monro
232	739 East State Street	Athens	OH	45701	(740) 594-4153	Monro
819	2555 Elida Road	Lima	OH	45805	(419) 331-3306	Monro
260	1970 Tiffin Avenue	Findlay	OH	45840	(419) 422-2020	Monro
283	5021 Scatterfield Road	Anderson	IN	46013	(765) 683-1990	Monro
299	2015 Cherry Street	Noblesville	IN	46060	(317) 773-8158	Monro
302	202 East McClarnon Drive	Greenfield	IN	46140	(317) 462-4064	Monro
609	4706 North Keystone Avenue	Indianapolis	IN	46205	(317) 251-9251	Monro
333	7611 East 96th Street	Indianapolis	IN	46256	(317) 841-9919	Monro
947	4716 W 61st Ave	Hobart	IN	46342	(219) 947-3700	Mr. Tire
949	1250 US Highway # 41	Schererville	IN	46375	(219) 322-1712	Mr. Tire
950	451 Morthland Drive	Valparaiso	IN	46383	(219) 548-0000	Mr. Tire
948	850 W. 81st Ave.	Merrillville	IN	46410	(219) 769-6050	Mr. Tire
337	3296 Lake City Highway	Warsaw	IN	46580	(574) 267-4333	Monro
318	900 West Seventh Street	Auburn	IN	46706	(260) 925-8393	Monro
281	230 Hauenstein Road	Huntington	IN	46750	(260) 359-9760	Monro
1086	13190 West Capitol Drive	Brookfield	WI	53005	(262) 781-1591	Monro

1088	N88 W15176 Main St.	Menomonee Falls	WI	53051	(262) 251-9090	Monro
1091	2000 S. Main Street	West Bend	WI	53095	(262) 338-4800	Monro
1087	6084 S. Packard Avenue	Cudahy	WI	53110	(414) 481-9775	Monro
1085	1810 Paramount Drive	Waukesha	WI	53186	(262) 542-1888	Monro
1090	5930 W. Bluemound	Milwaukee	WI	53213	(414) 475-9900	Monro
1081	1212 South 108th Street	Milwaukee	WI	53214	(414) 778-2279	Monro
1080	5434 N. Port Washington Rd	Milwaukee	WI	53217	(414) 962-4113	Monro
1084	7500 West Layton Avenue	Milwaukee	WI	53220	(414) 282-1200	Monro
1082	3849 South 27Th Street	Milwaukee	WI	53221	(414) 282-2500	Monro
1089	6112 S. 27Th Street	Milwaukee	WI	53221	(414) 325-2999	Monro
1083	5320 Washington Ave.	Racine	WI	53406	(262) 637-1234	Monro
1092	925 S. Hastings Way	Eau Claire	WI	54701	(715) 552-0347	Monro
933	4410 W. Center Dr.	Alton	IL	62002	(618) 466-8444	Autotire
930	401 North Main Street	Edwardsville	IL	62025	(618) 656-6900	Autotire
937	6212 North Illinois	Fairview Heights	IL	62208	(618) 624-6700	Autotire
946	215 Greiner Drive	Waterloo	IL	62298	(618) 939-9777	Autotire
932	17401 Chesterfield Airport Rd.	Chesterfield	MO	63005	(636) 536-0301	Autotire
943	1914 Richardson Road	Arnold	MO	63010	(636) 467-7275	Autotire
938	14943 Manchester Road	Ballwin	MO	63011	(636) 227-6051	Autotire
936	1250 Old Orchard Center	Manchester	MO	63021	(636) 227-8300	Autotire
942	85 Hilltop Village Center Dr.	Eureka	MO	63025	(636) 587-2036	Autotire
925	730 North Highway 67	Florissant	MO	63031	(314) 831-9167	Autotire
923	14090 New Halls Ferry Road	Florissant	MO	63033	(314) 921-6161	Autotire
922	3840 Adie Road	St. Ann	MO	63074	(314) 291-0711	Autotire
940	11202 Manchester Road	Kirkwood	MO	63122	(314) 966-8505	Autotire
941	3300 Lemay Ferry Road	Mehlville	MO	63125	(314) 487-1205	Autotire
935	3742 South Lindbergh Bl.	Sunset Hills	MO	63127	(314) 843-4313	Autotire
945	11711 Baptist Church Road	Concord Village	MO	63128	(314) 842-4055	Autotire
944	5626 Telegraph Road	Oakville	MO	63129	(314) 846-0440	Autotire
928	10055 Page Avenue	Overland	MO	63132	(314) 423-7512	Autotire
921	9930 West Florissant Road	Dellwood	MO	63136	(314) 867-8330	Autotire
934	3205 Hampton Avenue	St. Louis	MO	63139	(314) 781-5754	Autotire
939	3501 South Kingshighway	St. Louis	MO	63139	(314) 352-4955	Autotire
924	2185 Droste Road	St. Charles	MO	63301	(636) 946-2300	Autotire
926	3620 Harvester Road	St. Charles	MO	63303	(636) 447-2727	Autotire
931	6796 Highway N	St. Charles	MO	63304	(636) 272-3918	Autotire
927	205 McDonald Drive	O’Fallon	MO	63366	(636) 281-3989	Autotire
929	7319 Mexico Road	St. Peters	MO	63376	(636) 397-4427	Autotire

Valvoline Supply Agreement

Schedule B

Major	Minor	Item	Valv Item	Invoice (Ea)	Invoice (Gal)	Promo Amount	Annual BDF
7	25	ATF3	***	***	***	***	***
7	25	DEX3ATF	***	***	***	***	***
7	25	DEX3ATFB	***	***	***	***	***
7	25	DEX6ATF	***	***	***	***	***
7	25	MER5ATF	***	***	***	***	***
7	64	0W20MAXB	***	***	***	***	***
7	64	0W20SYN	***	***	***	***	***
7	64	10W30	***	***	***	***	***
7	64	10W30B	***	***	***	***	***
7	64	10W30DURA	***	***	***	***	***
7	64	10W30DURAB	***	***	***	***	***
7	64	10W30MAX	***	***	***	***	***
7	64	10W30MAXB	***	***	***	***	***
7	64	10W30SYN	***	***	***	***	***
7	64	10W40	***	***	***	***	***
7	64	10W40B	***	***	***	***	***
7	64	10W40DURA	***	***	***	***	***
7	64	10W40MAX	***	***	***	***	***
7	64	15W40	***	***	***	***	***
7	64	15W40B	***	***	***	***	***
7	64	20W50	***	***	***	***	***
7	64	20W50B	***	***	***	***	***
7	64	20W50DURA	***	***	***	***	***
7	64	20W50MAX	***	***	***	***	***
7	64	20W50SYN	***	***	***	***	***
7	64	5W20	***	***	***	***	***
7	64	5W20B	***	***	***	***	***
7	64	5W20DURA	***	***	***	***	***
7	64	5W20DURAB	***	***	***	***	***
7	64	5W20MAX	***	***	***	***	***
7	64	5W20MAXB	***	***	***	***	***
7	64	5W20SYN	***	***	***	***	***
7	64	5W30	***	***	***	***	***
7	64	5W30B	***	***	***	***	***
7	64	5W30DURA	***	***	***	***	***
7	64	5W30DURAB	***	***	***	***	***
7	64	5W30MAX	***	***	***	***	***
7	64	5W30MAXB	***	***	***	***	***
7	64	5W30SYN	***	***	***	***	***
7	64	5W30SYNB	***	***	***	***	***
7	64	5W40SYN	***	***	***	***	***
7	64	DEXQT	***	***	***	***	***
7	715	MAXATF	***	***	***	***	***
7	715	MAXATFB	***	***	***	***	***
7	715	TYPFATF	***	***	***	***	***

Schedule C

Product Price Adjustments

As referenced in the Agreement effective August 1, 2012 between ACM and CUSTOMER, future price adjustments shall comply with the following:

Pricing Adjustments for Products listed on Section 3(i) of the Agreement

I. The average of the price *** effect at the time of execution of the Agreement, as published in ***. The average of the price of *** in effect at the time of execution of the Agreement, as published in ***, is ***. The average of the price of *** at the time of execution of the Agreement. Oil prices may be adjusted every *** (limited to *** per calendar year), (the “Adjusted Pricing”) based upon changes in the ***, as published (***:

(a)	during the week of *** and,

(b)	during the week of *** and

(b)	during the week of ***.

Any increase or decrease in the *** shall result in Adjusted Pricing effective on ***. Any increase or decrease in the *** shall result in Adjusted Pricing effective ***. Any increase or decrease in the *** shall result in Adjusted Pricing effective ***. However, at no time shall the *** adjustment increase exceed the published and/or announced finished goods price adjustment as generally published to the North American marketplace.

***.

Bulk Drum Equalization

Every *** months (but no more than *** times per year), the parties agree to negotiate drum and bulk equalization prices in order to support ACM’s additional costs related to drum deliveries. The initial adjustment shall occur for *** and for premium products (to include MaxLife, SynPower and DuraBlend) no later than ***. Thereafter, the pricing would be reviewed on the schedule set forth above.

Pricing Adjustment for all Other Products

For all other Products (“Other Products”) sold and delivered under the Agreement, CUSTOMER shall pay ACM’s applicable prices. Prices are subject to change upon written notice to CUSTOMER, and such notice shall be delivered at least *** days in advance, however, any future price adjustments shall generally allow CUSTOMER to remain competitive with comparable products sold by its competitors. Specifically, any price adjustments to the Other Products made under the terms of this Agreement will be limited to the published adjustments implemented by ACM across its then-existing customers.